UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A Information
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

BARINTHUS BIOTHERAPEUTICS PLC

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Barinthus Biotherapeutics plc
20400 Century Boulevard, Suite 210
Germantown, MD 20874
Registered Company No. 13282620
June 10, 2026
Dear Shareholder:
I am pleased to provide details of the 2026 Annual General Meeting (the “Meeting”) of Barinthus Biotherapeutics plc (the “Company” or “Barinthus Biotherapeutics”) to be held as a physical meeting at 2:30 p.m. London Time (9:30 a.m. Eastern Time) on Thursday, July 2, 2026 at Goodwin Procter (UK) LLP, Sancroft, 10-15 Newgate Street, London, EC1A 7AZ. The formal notice of the Meeting is set out in this document (the “Notice”), and it contains the resolutions to be proposed and voted on at the Meeting.
Your vote is important. You may vote through any of the means described in the accompanying proxy statement, or, if you are a holder of our American Depositary Shares (“ADSs”), the ADS proxy card provided to you. Please carefully review the instructions on each of your voting options described in this proxy statement, the notice, and, if applicable, the voting instructions.
Thank you for your ongoing support of Barinthus Biotherapeutics.
Yours sincerely,
/s/ Robin Wright Robin Wright Chairman, Barinthus Biotherapeutics plc

Barinthus Biotherapeutics plc
20400 Century Boulevard, Suite 210
Germantown, MD 20874
Registered Company No. 13282620
NOTICE OF 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, JULY 2, 2026
NOTICE is hereby given that the Annual General Meeting (the “Meeting”) of Barinthus Biotherapeutics plc, a public limited company incorporated under the laws of England and Wales (referred to herein as the “Company,” “we,” “us” or “our”), will be held on Thursday, July 2, 2026, at 2:30 p.m. London Time (9:30 a.m. Eastern Time), at Goodwin Procter (UK) LLP, Sancroft, 10-15 Newgate Street, London, EC1A 7AZ, for transaction of the following business:
Ordinary resolutions
1.
To re-elect as a director Karen T. Dawes, who retires by rotation in accordance with the Company’s Articles of Association.

2.
To re-elect as a director Anne M. Phillips, who retires by rotation in accordance with the Company’s Articles of Association.

3.
To re-appoint PricewaterhouseCoopers LLP, as U.K. statutory auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders.

4.
To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

5.
To authorize the Audit Committee to determine the Company’s auditors’ remuneration for the fiscal year ending December 31, 2026.

6.
To receive the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2025 and to note that the Company’s directors do not recommend the payment of any dividend for the fiscal year ended December 31, 2025.

7.
To receive and approve on an advisory basis the Company’s U.K. statutory directors’ compensation report for the fiscal year ended December 31, 2025, which is set forth in Annex A to the Company’s proxy statement.

Proposals 1 through 7 will be proposed as ordinary resolutions and under English law, assuming that a quorum is present, an ordinary resolution is passed on a show of hands if it is approved by a simple majority (more than 50%) of the votes cast by shareholders present (in person or by proxy) at the meeting and entitled to vote. If a poll is demanded, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.
The result of the shareholder votes on the ordinary resolutions in proposals 3, 4, 6 and 7 regarding re-appointment of PricewaterhouseCoopers LLP as our U.K. statutory auditors, the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, receipt of the Company’s U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2025 and approval of the Company’s U.K. statutory directors’ annual report on compensation for the fiscal year ended December 31, 2025 will not require our Board of Directors or any committee thereof to take any action.
Our Board of Directors values the opinions of our shareholders as expressed through such votes and will carefully consider the outcome of the votes on proposals 3, 4, 6 and 7.
For the purposes of the Meeting, a quorate meeting will be formed by one or more qualifying persons present at a meeting and between them holding (or being the proxy or corporate representative of the holders of) at least 33 1∕3 percent in number of the issued shares (excluding any shares held as treasury shares)

entitled to vote on the business to be transacted at the Meeting. A “qualifying person” is an individual who is a member, a person authorized to act as the representative of a member (being a corporation) in relation to the meeting, or a person appointed as proxy of a member in relation to the meeting.
The results of any polls taken on the resolutions at the Meeting and any other information required by the U.K. Companies Act 2006 will be made available on our website (www.barinthusbio.com) as soon as reasonably practicable following the Meeting and for the required period thereafter.
Recommendation
You will find an explanatory note in relation to each of the Resolutions in the attached proxy statement.
Our Board of Directors consider that each Resolution is in the best interests of the Company and its shareholders as a whole and is likely to promote the success of the Company. Accordingly, the Company’s Board of Directors unanimously recommend that you vote in favor of the Resolutions as each of the Company’s directors with personal holdings of equity interests in the Company intends to do in respect of their own beneficial holdings.
Holders of Ordinary Shares
Only those members registered in the register of members of the Company at 6:30 p.m. London Time (1:30 p.m. Eastern Time) on June 30, 2026 will be entitled to attend and vote at the Meeting in respect of the number of ordinary shares registered in their name at the time. Changes to entries on the relevant register after that deadline will be disregarded in determining the rights of any person to attend and vote at the Meeting. Should the Meeting be adjourned to a time not more than 48 hours after the deadline, the same deadline will also apply for the purpose of determining the entitlement of members to attend and vote (and for the purpose of determining the number of votes they may cast) at the adjourned Meeting. Should the Meeting be adjourned for a longer period, then to be so entitled, members must be entered on the Register at the time which is 48 hours before the time fixed for the adjourned Meeting or, if the Company gives notice of the adjourned Meeting, at the time specified in the notice.
Any member may appoint a proxy to attend, speak and vote on his/her behalf. A member may appoint more than one proxy in relation to the Meeting provided that each proxy is appointed to exercise the rights attached to a different share or shares of the member. A proxy need not be a member but must attend the meeting in person. Proxy forms should be lodged with the Company’s Registrar (Computershare) not later than 2:30 p.m. London Time (9:30 a.m. Eastern Time) on June 30, 2026. Completion and return of the appropriate proxy form does not prevent a member from attending and voting in person if he/she is entitled to do so and so wishes. The attached proxy statement explains proxy voting and the matters to be voted on in more detail. Please read the proxy statement carefully. For specific information regarding the voting of your ordinary shares, please refer to the proxy statement under the section entitled “Questions and Answers About Voting.”
Any corporation which is a member can appoint one or more corporate representatives who may exercise on its behalf all of its powers as a member provided that they do not do so in relation to the same shares.
In the case of joint holders, the vote of the senior holder who tenders the vote whether in person or by proxy will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in the Company’s relevant register or members for the certificated or uncertificated shares of the Company (as the case may be) in respect of the joint holding.
As of June 10, 2026, the Company’s issued ordinary share capital consisted of 40,848,893 ordinary shares, carrying one vote each.
Under s527 of the U.K. Companies Act 2006, members meeting the threshold requirement set out in that section have the right to require the Company to publish on a website a statement setting out any matter relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the Meeting; or (ii) any circumstance connected with an auditor of the

Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with s437 of the U.K. Companies Act 2006. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with ss527 or 528 of the U.K. Companies Act 2006. Where the Company is required to place a statement on a website under s527 of the U.K. Companies Act 2006, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the Meeting includes any statement that the Company has been required, under s527 of the U.K. Companies Act 2006, to publish on a website.
Except as set out in the notes to this Notice, any communication with the Company in relation to the Meeting, including in relation to proxies, should be sent to the Company’s Registrar, Computershare, The Pavilions, Bridgwater Road, Bristol BS99 6ZY, United Kingdom. No other means of communication will be accepted. In particular, you may not use any electronic address provided either in this notice or in any related documents to communicate with the Company for any purpose other than those expressly stated.
Copies of the service agreement for our executive director and of the letters of appointment for our non-executive directors will be available for inspection at the registered office of the Company during normal business hours on any weekday (public holidays excepted) and at the place of the Meeting for one hour before the meeting and at the meeting itself.
Any member attending the meeting has the right to ask questions. The Company must cause to be answered any such question relating to the business being dealt with at the meeting but no such answer need be given if: (i) to do so would interfere unduly with the preparation for the meeting or involve the disclosure of confidential information; (ii) the answer has already been given on a website in the form of an answer to a question; or (iii) it is undesirable in the interests of the Company or the good order of the meeting that the question be answered.
Beneficial owners of ordinary shares which are registered in the name of a broker, bank or other agent
If your ordinary shares are held in an account at a brokerage firm, bank or other similar organization and you are the beneficial owner of shares as of June 30, 2026, these proxy materials should be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. You should follow directions provided by your broker, bank or other agent. You are encouraged to provide voting instructions to your broker or other agent so that they may submit a proxy.
Holders of American Depositary Shares
In order to exercise your vote as a holder of an interest in the capital of the Company represented by our American Depositary Shares (“ADSs”), you or your bank, broker or nominee must have been registered as a holder of ADSs in the ADS register maintained by our depositary, The Bank of New York Mellon Corporation, by 5:00 p.m. Eastern Time on Wednesday, June 10, 2026 (the record date for ADS holders). ADS holders will not be able to attend the Meeting in person.
If you are a record holder of ADSs as of June 10, 2026, the proxy materials, including the ADS voting instruction card, will be mailed to you on or about June 10, 2026.
If you held ADSs through a bank, broker or nominee as of June 10, 2026, the proxy materials, including the ADS voting instruction card, will be directly made available to you on or about June 10, 2026.
Please note that ADS voting instruction cards submitted by ADS holders must be received by The Bank of New York Mellon Corporation no later than 12:00 p.m. Eastern Time on June 26, 2026. The Bank of New York Mellon Corporation will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders.

Contacts
If at any point you require guidance, please contact the Company Secretary by telephone at +1 (443) 917-0966.
BY ORDER OF THE BOARD
/s/ William Enright

William Enright
Chief Executive Officer
June 10, 2026
Registered Office
3rd Floor, 1 Ashley Road, Altrincham, Cheshire, WA14 2DT, United Kingdom
Registered in England and Wales No. 13282620

Page
INFORMATION CONCERNING PROXY SOLICITATION AND VOTING	1
QUESTIONS AND ANSWERS ABOUT VOTING	2
ELECTION OF DIRECTORS	7
PROPOSAL 1 — RE-ELECTION OF KAREN T. DAWES TO THE BOARD OF DIRECTORS	8
PROPOSAL 2 — RE-ELECTION OF ANNE M. PHILLIPS TO THE BOARD OF DIRECTORS	9
PROPOSAL 3 — RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS U.K. STATUTORY AUDITORS OF THE COMPANY, TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS	10
PROPOSAL 4 — RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026	11
PROPOSAL 5 — AUTHORIZATION FOR THE AUDIT COMMITTEE TO DETERMINE THE AUDITORS’ REMUNERATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026	13
PROPOSAL 6 — RESOLUTION TO RECEIVE THE COMPANY’S U.K. STATUTORY ANNUAL ACCOUNTS AND REPORTS	14
PROPOSAL 7 — APPROVAL ON AN ADVISORY BASIS OF OUR U.K. STATUTORY DIRECTORS’ ANNUAL REPORT ON COMPENSATION	15
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	16
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	24
CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS	26
DIRECTOR COMPENSATION	27
EXECUTIVE OFFICERS OF THE COMPANY	29
AUDIT COMMITTEE REPORT	36
DELIVERY OF PROXY MATERIALS	38
ADDITIONAL INFORMATION	39
ANNEX A	A-1
FORM OF PROXY FOR THE 2026 ANNUAL GENERAL MEETING

i

Barinthus Biotherapeutics plc
20400 Century Boulevard, Suite 210
Germantown, MD 20874
Registered Company No. 13282620
PROXY STATEMENT FOR THE 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 2, 2026
INFORMATION CONCERNING PROXY SOLICITATION AND VOTING
We have sent you this proxy statement and the enclosed form of proxy because the Board of Directors (the “Board” or “Board of Directors”) of Barinthus Biotherapeutics plc (referred to herein as the “Company,” “we,” “us” or “our”) is soliciting your proxy to vote at our annual general meeting of shareholders (referred to herein as the “Meeting”) to be held on Thursday, July 2, 2026, at 2:30 p.m. London Time (9:30 a.m. Eastern Time), at Goodwin Procter (UK) LLP, Sancroft, 10-15 Newgate Street, London, EC1A 7AZ.
•
This proxy statement summarizes information about the proposals to be considered at the Meeting and other information you may find useful in determining how to vote.

•
The form of proxy is the means by which any ordinary shareholders authorize another person to vote their shares in accordance with their instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. All costs of solicitation of proxies will be covered by us.
We are mailing the notice of the Meeting, this proxy statement and the form of proxy to our ordinary shareholder for the first time on or about June 10, 2026. In this mailing, we are also including our U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2025 (“2025 U.K. Annual Report”) and our annual report on Form 10-K for the fiscal year ended December 31, 2025 (“Annual Report on Form 10-K”). In addition, we have provided brokers, dealers, bankers, and their nominees, at our expense, with additional copies of our proxy materials, the 2025 U.K. Annual Report and the Annual Report on Form 10-K so that our record holders can supply these materials to the beneficial owners of our ordinary shares.
While this document is being sent to our ordinary shareholders of record, this document will also be sent to holders of American Depositary Shares (“ADSs”) and contains information relevant to holders of ADSs and includes instructions to holders of ADSs regarding how to vote their ADSs.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 2, 2026
The notice of the Meeting, this proxy statement, the U.K. Annual Report and the Annual Report on Form 10-K, will be available in the “Investors” section of our website at www.barinthusbio.com. Information included on our website, other than the proxy materials, is not part of our proxy soliciting materials.

QUESTIONS AND ANSWERS ABOUT VOTING
Why am I receiving these materials?
We have sent you this proxy statement and the enclosed form of proxy because you are (i) an ordinary shareholder of record or (ii) an ADS holder of record, respectively, and our Board of Directors is soliciting your proxy to vote at the Meeting, including at any adjournments or postponements of the Meeting.
The Company’s ordinary shareholder of record shall receive printed copies of the proxy materials in the mail.
For record holders of ADSs as of 5:00 p.m. Eastern Time on June 10, 2026 (the record date for ADS holders), the proxy materials, including the ADS voting instruction cards, will be mailed to you on or about June 10, 2026.
For beneficial holders of ADSs that are registered in the name of a bank, broker or nominee as of 5:00 p.m. Eastern Time on June 10, 2026, the proxy materials will be made available to you on or about June 10, 2026.
Who can vote at the Meeting?
Ordinary shareholders
You are entitled to exercise your vote as a holder of ordinary shares if you or your brokerage firm, bank or nominee was registered as a holder of ordinary shares as of 6:30 p.m. London Time (1:30 p.m. Eastern Time) on June 30, 2026 (the record date for ordinary shareholders).
As of June 10, 2026, the Company’s issued ordinary share capital consisted of 40,848,893 ordinary shares, carrying one vote each.
Ordinary shareholders of record
If you are an ordinary shareholder of record on June 30, 2026, you may appoint a proxy to vote on your behalf by completing and signing the form of proxy and returning it in the envelope provided. All proxies must be lodged with our registrar (Computershare) by no later than 2:30 p.m. London Time (9:30 a.m. Eastern Time) on June 30, 2026.
You are encouraged to appoint the Chair of the Meeting as your proxy. If you appoint any person other than the Chair of the Meeting as your proxy, that person may not be entitled to attend the Meeting. If you properly give instructions as to your proxy appointment by executing and returning a form of proxy and your proxy appointment is not subsequently revoked, your shares will be voted in accordance with your instructions.
If you sell or transfer your ordinary shares in the Company on or prior to June 30, 2026, your form of proxy can no longer be used and if submitted (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact the Company Secretary to request a new form of proxy for its use.
Beneficial owners of ordinary shares which are registered in the name of a broker, bank or other agent
If your ordinary shares are held in an account at a brokerage firm, bank or other similar organization and you are the beneficial owner of shares as of June 30, 2026, these proxy materials should be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. You should follow directions provided by your broker, bank or other agent. You are encouraged to provide voting instructions to your broker or other agent so that they may submit a proxy.
Holders of American Depositary Shares
You are entitled to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs if you or your brokerage firm, bank or nominee was registered as a holder of ADSs in the ADS register maintained by The Bank of New York Mellon Corporation (the depositary for the Company’s ADS program) as of 5:00 p.m. Eastern Time on June 10, 2026 (the record date for ADS holders).
Record holders of ADSs
If you are a record holder of ADSs on June 10, 2026, there are several ways for you to vote.
By Internet.   You may vote at www.proxypush.com/BRNS, 24 hours a day, seven days a week, by following the instructions at that site for submitting your proxy electronically. You will need the 12-digit control number included on your ADS voting instruction card. Votes submitted through the Internet must be received by no later than 12:00 p.m. Eastern Time, on June 26, 2026.
By Telephone.   You may vote using a touch-tone telephone by calling 1-855-782-8499 (toll-free from the U.S., U.S. territories and Canada), 24 hours a day, seven days a week. You will need the 12-digit control number included on your ADS voting instruction card. Votes submitted by telephone must be received by no later than 12:00 p.m. Eastern Time, on June 26, 2026.
By Mail.   You may vote by mail by completing, signing and dating the enclosed ADS voting instruction card and returning it in the enclosed postage-paid envelope. Votes submitted through the mail must be received by no later than 12:00 p.m. Eastern Time, on June 26, 2026.
ADS holders will not be able to attend the Meeting in person. The Bank of New York Mellon Corporation will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders.
Beneficial holders of ADSs which are registered in the name of a broker, bank or other agent
If you are a beneficial holder of ADSs that are registered in the name of a bank, broker or nominee on June 10, 2026, the proxy materials and ADS voting instruction card will be directly made available to you on or about June 10, 2026.
Please use the Internet to transmit your voting instructions by no later than 11:59 p.m. Eastern Time on June 26, 2026. If you wish to vote by mail, please note that ADS voting instruction cards submitted by ADS holders must be received by The Bank of New York Mellon Corporation no later than 12:00 p.m. Eastern Time on June 26, 2026.
How will my ADSs or my shares be voted if I do not specify how they should be voted?
For ADS holders, if you have not returned your ADS voting instructions card in compliance with the ADS voting instructions or voted online on or by phone as set out on the ADS voting instruction card, or if you have failed to indicate how you would like your ADSs to be voted, the Bank of New York Mellon Corporation shall not vote or attempt to exercise the right to vote attaching to your deposited ordinary shares. The Bank of New York Mellon Corporation may only vote or attempt to exercise the right to vote attaching to your deposited shares in accordance with the ADS voting instructions submitted by you.
For ordinary shareholders of record, if you sign and send your form of proxy but do not indicate how you want your shares to be voted, your shares may be voted by the person that you appoint as your proxy as he or she sees fit or such person may abstain in relation to any business of the Meeting.
Contacts for ADS holders
If at any point you require guidance, please contact the Company Secretary by telephone at +1 (443) 917-0966.
What are the requirements to elect the directors and approve each of the proposals?
You may cast your vote for or against proposals 1 through 7 or abstain from voting your shares on one or more of these proposals.
Proposals 1 through 7 will be proposed as ordinary resolutions. Under English law, assuming that a quorum is present, an ordinary resolution is passed on a show of hands if it is approved by a simple majority

(more than 50%) of the votes cast by shareholders present (in person or by proxy) at the Meeting and entitled to vote. If a poll is demanded, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.
The result of the shareholder votes on the ordinary resolutions in proposals 3, 4, 6 and 7 regarding re- appointment of PricewaterhouseCoopers LLP as our U.K. statutory auditors, the ratification the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, receipt of the Company’s U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2025, and approval of the Company’s U.K. statutory directors’ annual report on compensation for the fiscal year ended December 31, 2025 will not require our Board of Directors or any committee thereof to take any action. Our Board of Directors values the opinions of our shareholders as expressed through such votes and will carefully consider the outcome of the votes on proposals 3, 4, 6 and 7.
What are the voting recommendations of our Board regarding the election of directors and other proposals?
The following table summarizes the items that will be brought for a vote of our shareholders at the Meeting, along with the Board’s voting recommendations.
Proposal	Description of Proposal	Board’s Recommendation
1	Re-election of Karen T. Dawes to the Board of Directors	FOR
2	Re-election of Anne M. Phillips to the Board of Directors	FOR
3	Re-appointment of PricewaterhouseCoopers LLP as U.K. statutory auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders	FOR
4	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025	FOR
5	Authorization for the Audit Committee to determine the Company’s auditors’ remuneration for the fiscal year ending December 31, 2025	FOR
6	To receive the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2025	FOR
7	Approval of the Company’s U.K. statutory directors’ annual report on compensation for the fiscal year ended December 31, 2025, which is set forth in Annex A to this proxy statement	FOR
What constitutes a quorum?
Consistent with the Nasdaq Stock Market LLC (“Nasdaq”) rules applicable to us as a U.S. domestic registrant and in accordance with our Articles of Association, we require a qualified person or qualified persons present at a meeting and between them holding (or being the proxy or corporate representative of the holders of) at least 33 1∕3 percent in number of the issued shares (excluding any shares held as treasury shares) entitled to vote on the business to be transacted at the Meeting.
ADS holders are the beneficial owners of the ordinary shares underlying their respective ADSs and therefore the Bank of New York Mellon Corporation (as the Company’s depositary) shall attend the Meeting (either in person or by proxy) in order to vote the underlying ordinary shares on behalf of the ADS holders in accordance with the ADS voting instructions cards received from ADS holders.
If you are an ordinary shareholder of record, your shares will be counted toward the quorum only if you are present in person or represented by proxy at the Meeting. A member represented by a proxy at the Meeting will be counted towards the quorum requirement even where the proxy abstains from voting. If a form of proxy does not instruct the proxy how to vote, the proxy may vote as he or she sees fit or abstain in relation to any business of the Meeting, but the member represented by that proxy at the Meeting will be counted towards the quorum requirement.

If there is no quorum, the Meeting will stand adjourned to such time, date and place as may be fixed by the Chair of the Meeting (being not less than 10 clear days after the date of the original meeting). We require a quorum of at least 33 1∕3 percent in number of the issued shares (excluding any shares held as treasury shares) entitled to vote on the business to be transacted if the Meeting is reconvened, consistent with the Nasdaq rules applicable to us as a U.S. domestic registrant and our Articles of Association. If such quorum is not present at the adjourned meeting within 15 minutes (or such longer interval as the Chair of the Meeting in their absolute discretion thinks fit) from the time appointed for holding the meeting, or if a quorum ceases to be present during a meeting, the meeting shall be dissolved if convened on the requisition of members and in all other cases shall stand adjourned to another time, date and place as may be fixed by the Chair of the Meeting (being not less than 10 clear days after the date of the original meeting).
How will a broker “non-vote” affect the vote?
A broker non-vote happens when a bank, broker or other securities intermediary who holds ordinary shares does not receive voting instructions from the beneficial owners of such ordinary shares and does not have discretionary voting power with respect to a resolution to be voted upon at the Meeting. In such a case, the bank, broker or other securities intermediary is not permitted to vote your shares with respect to such resolution. As a result, ordinary shares that are the subject of a broker non-vote are included for quorum purposes (provided the shares are represented in person or by proxy at the Meeting) but will not count for nor against the resolution.
Can I change my vote or revoke a proxy?
A registered holder of ordinary shares can revoke his or her proxy before the time of voting at the Meeting in several ways by:
(1)
mailing a revised form of proxy dated later than the prior form of proxy; or

(2)
notifying the Company Secretary in writing that you are revoking your proxy. Your revocation must be received at our registered office before the Meeting to be effective.

A shareholder would also be able to revoke his or her proxy by voting in person at the Meeting.
If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you may change or revoke your voting instructions by contacting the broker, bank or other nominee holding the shares or by your broker, bank or other nominee validly appointing you as proxy to attend at the Meeting.
Who counts the votes?
Computershare has been engaged as our independent agent to tabulate shareholder votes. If you are an ordinary shareholder of record, you can return your executed form of proxy to Computershare for tabulation (see instructions on the form of proxy). If you hold your ordinary shares through a broker, your broker will return the form of proxy to Computershare.
If you are a holder of record of ADSs, you can vote via the Internet in the manner instructed on the ADS voting instruction card or return your executed ADS voting instruction card, if one is requested, to The Bank of New York Mellon Corporation for tabulation. If you hold your ADSs through a broker, bank or other organization, that organization can return the voting instruction to The Bank of New York Mellon Corporation following your instruction. The Bank of New York Mellon Corporation will submit your votes to Computershare for tabulation.
How are votes counted?
Votes will be counted by Computershare, who will separately count “for” and “against” votes, and “votes withheld” or abstentions. A “vote withheld,” abstention, or broker non-votes will not be counted in the calculation of the votes “for” and “against” a resolution.
How many votes do I have?
On a show of hands, each ordinary shareholder of record present in person, and each duly authorized representative present in person of a shareholder that is a corporation, has one vote. On a show of hands, each proxy present in person who has been duly appointed by one or more shareholders has one vote, but a proxy has one vote for and one vote against a resolution if, in certain circumstances, the proxy is instructed by more than one shareholder to vote in different ways on a resolution. On a poll, each shareholder present in person or by proxy or, in the case of a corporation, by a duly authorized representative has one vote for each share held by the shareholder.
The holders of ADSs are entitled to one vote per ADS on all matters that are subject to shareholder vote. If you are an ADS holder and have voted via the Internet in the manner instructed on the ADS voting instruction card or submitted your ADS voting instructions card, if one is requested, in time and in compliance with the ADS voting instructions, The Bank of New York Mellon Corporation will attend the Meeting (either in person or by appointing a proxy) and vote the ordinary shares underlying your ADSs as directed by you in accordance with your ADS voting instructions card.
How do you solicit proxies?
At our discretion, we may engage a proxy solicitation firm to assist us with the solicitation process, for which we will bear the costs of any such engagement. The initial solicitation of proxies may be supplemented by additional mail communications and by telephone, fax, e-mail, internet and personal solicitation by our directors, officers or other employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other employees for their proxy solicitation efforts. We also reimburse The Bank of New York Mellon Corporation for their expenses in sending materials, including ADS voting instruction cards, to ADS holders of record.
What do I do if I receive more than one notice or form of proxy?
If you hold your ordinary shares or your ADSs in more than one account, you will receive a form of proxy or an ADS voting instruction card (as applicable) for each account. To ensure that all of your shares or ADSs are voted, please sign, date and return all proxy forms or ADS voting instruction cards (as applicable). Please be sure to vote all of your shares or ADSs.
What is Computershare’s role?
Computershare is our registrar and has been engaged to tabulate shareholder votes in connection with the Meeting. All communications concerning ordinary shareholder of record accounts, including address changes, name changes, ordinary share transfer requirements and similar issues can be handled by contacting Computershare by telephone (+44 (0370) 703 0369) or by writing to Computershare, The Pavilions, Bridgwater Road, Bristol BS99 6ZY, United Kingdom.
How can I find out the results of the voting at the Meeting?
Voting results will be announced by the filing of a current report on Form 8-K with the Securities and Exchange Commission (the “SEC”) within four business days after the Meeting. If final voting results are unavailable at that time, we will file an amended current report on Form 8-K within four business days of the day the final results are available.
Directions to Meeting
Directions to our Meeting, which is to be held at Goodwin Procter (UK) LLP, Sancroft, 10-15 Newgate Street, London, EC1A 7AZ, are available at: www.barinthusbio.com.

ELECTION OF DIRECTORS
Our Board of Directors currently consists of seven members. In accordance with the terms of our Articles of Association, our Board of Directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:
•
the Class I directors are Pierre A. Morgon and Joseph C. Scheeren and their terms will expire at the meeting to be held in 2028;

•
the Class II directors are Karen T. Dawes and Anne M. Phillips, and their terms will expire at the Meeting; and

•
the Class III directors are William Enright, Alex Hammacher and Robin Wright, and their terms will expire at the annual general meeting to be held in 2027.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual general meeting in the year in which their term expires.
Our Board of Directors has nominated Karen T. Dawes and Anne M. Phillips for election as the Class II directors at the Meeting. The nominees are presently directors and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our Board of Directors.
In connection with proposals 1 and 2, we set forth the biographical information for the nominees to our Board of Directors. For biographical information for the other directors see Board of Directors and Corporate Governance.

PROPOSAL 1 — RE-ELECTION OF KAREN T. DAWES TO THE BOARD OF DIRECTORS
Karen T. Dawes is currently a member of our Board of Directors and has been nominated for re- election as a director. If elected, she will hold office from the date of her election until the 2029 annual general meeting of shareholders where she must retire by rotation and offer herself for re-election, or until her earlier death, resignation or removal. Ms. Dawes has agreed to serve if elected, and we have no reason to believe that she will be unable to serve.
Karen T. Dawes has been a member of our Board of Directors since February 2021. Ms. Dawes is the President of Knowledgeable Decisions, LLC, a biopharma pharmaceutical consulting firm focusing on development and commercial/corporate strategy, a position she has held since 2003. Ms. Dawes served from 1999 to 2003 as Senior Vice President and U.S. Business Group Head for Bayer Corporation’s U.S. Pharmaceuticals Group. Prior to joining Bayer, she was Senior Vice President, Global Strategic Marketing, at Wyeth LLC, a pharmaceutical company (formerly known as American Home Products). Ms. Dawes also served as Vice President, Chief Commercial Officer, for Genetics Institute, Inc. Ms. Dawes began her pharmaceuticals industry career at Pfizer, Inc. where, from 1984 to 1994, she held a number of marketing positions, serving most recently as Vice President, Marketing of the Pratt Division. Ms. Dawes also serves on the boards of directors of one publicly traded company, Repligen Corporation, one privately-held company, JPA Health, and one not-for-profit organization, Medicines 360. Ms. Dawes received a BA and an MA from Simmons College in English Literature and an MBA from Harvard University. We believe Ms. Dawes is qualified to serve on our Board of Directors because of her extensive experience with biopharmaceutical companies as well as her considerable background in the development and commercialization of pharmaceutical products.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE RE-ELECTION OF KAREN T. DAWES TO THE BOARD OF DIRECTORS

PROPOSAL 2 — RE-ELECTION OF ANNE M. PHILLIPS TO THE BOARD OF DIRECTORS
Anne M. Phillips is currently a member of our Board of Directors and has been nominated for re-election as a director. If elected, she will hold office from the date of her election until the 2029 annual general meeting of shareholders where she must retire by rotation and offer herself for re-election, or until her earlier death, resignation or removal. Dr. Phillips has agreed to serve if elected, and we have no reason to believe that he will be unable to serve.
Anne M. Phillips has been a member of our Board of Directors since February 2021. Dr. Phillips was a Senior Vice President of Clinical, Medical & Regulatory Affairs, North America Operations, for Novo Nordisk Inc., leading the drug development, clinical operations, medical, regulatory, health economics and outcomes research, and safety teams, a position she held from 2011 to 2022. Prior to joining Novo Nordisk, Dr. Phillips held positions of increasing seniority at GlaxoSmithKline from 1998 to 2010, most recently as Vice President, Medicine Development Leader. Dr. Phillips also served on the board of directors of Trevena Corporation, a biopharmaceutical company, a position she held from 2014 to 2024. Dr. Phillips also served as a member of the board of directors of Carmot Therapeutics, a private biopharmaceutical company, from 2022 to 2023. Dr. Phillips also served as a member of the board of directors of AMAG Pharmaceuticals, Inc., a pharmaceutical company, from 2019 to 2020, and Biotechnology Innovation Organization, a biotechnology trade organization, from 2017 to 2018. Dr. Phillips currently serves on the board of directors of Sagimet Biosciences since August 2024, as well as on the board of directors of vTv Therapeutics since March 2024. Dr. Phillips received a BSc in Zoology from the University of Western Ontario and an MD from the University of Toronto. She completed postgraduate training in Internal Medicine, Medical Microbiology and Infectious Diseases. We believe Dr. Phillips is qualified to serve on our Board of Directors because of her extensive expertise in the life sciences industry.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE RE-ELECTION OF ANNE M. PHILLIPS TO THE BOARD OF DIRECTORS

PROPOSAL 3 — RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS U.K. STATUTORY AUDITORS OF THE COMPANY, TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS
At each meeting at which the accounts are laid before shareholders, the Company is required to appoint U.K. statutory auditors to serve until the next such meeting. Proposal 3 seeks your approval of the re-appointment of PricewaterhouseCoopers LLP to serve as our U.K. statutory auditor, to hold office until the conclusion of the next annual general meeting of shareholders. In the event this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and who are present in person or represented by a proxy at the Meeting, the Board of Directors may appoint an auditor to fill the vacancy. If the re-appointment of PricewaterhouseCoopers LLP is approved, the Audit Committee, at its discretion, may nonetheless direct the appointment of a different U.K. statutory auditor at any time it decides that such a change would be in the best interest of the Company and its shareholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS U.K. STATUTORY AUDITORS OF THE COMPANY, TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS

PROPOSAL 4 — RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026
Proposal 4 seeks your ratification of the appointment of PricewaterhouseCoopers LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
Background to Proposal 4
The Audit Committee is solely responsible for selecting the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and has further directed that we submit the selection of PwC for ratification by our shareholders at the Meeting. In the event this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and who are present in person or represented by proxy at the Meeting, the Board of Directors may appoint an auditor to fill the vacancy. If the appointment of PwC is ratified, the Audit Committee, at its discretion, may nonetheless direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of the Company and its shareholders.
PwC has indicated its willingness to act as the Company’s auditors. A representative of PwC is expected to be present at the Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our shareholders.
Fees for Independent Registered Public Accounting Firm
The table below sets forth a summary of the fees billed to the Company by PwC, the Company’s independent registered public accounting firm, for professional services rendered during the fiscal years ended December 31, 2025 and December 31, 2024. All such services and fees were pre-approved by the Audit Committee, which concluded that the provision of such services was compatible with the maintenance of each firm’s independence in the conduct of its auditing functions. The amounts reported have been converted from pounds sterling to U.S. dollars using the average exchange rate for 2025 of 0.7586 to $1.00, and 2024 of £0.7826 to $1.00, respectively.
Fees	December 31, 2025 ($000)	December 31, 2024 ($000)
Audit fees(1)	810	795
Audit-related fees(2)	405	324
Tax fees(3)	—	—
All other fees(4)	2	2
Total	1,217	1,121

(1)
“Audit fees” consist of fees billed for the audit of our annual consolidated financial statements, statutory audits, review of interim condensed consolidated financial statements included in quarterly reports, assistance with review of documents filed with the SEC paid to PwC in connection with statutory and regulatory filings or engagements, attest services.

(2)
“Audit-related fees” consist of fees paid to PwC in connection with registration statements filed with the SEC.

(3)
“Tax fees” consist of fees paid to PwC in connection with tax compliance, tax advice and tax planning. We did not pay any “tax fees” to PwC in 2025 or 2024.

(4)
“All other fees” consist of non-audit fees paid to PwC for access to its financial statement disclosure checklist.

Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage PwC to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by PwC has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by PwC without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

PROPOSAL 5 — AUTHORIZATION FOR THE AUDIT COMMITTEE TO DETERMINE THE AUDITORS’ REMUNERATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026
Proposal 5 authorizes the Audit Committee to determine our auditors’ remuneration for the fiscal year ending December 31, 2026. Fees for PricewaterhouseCoopers LLP, our statutory auditor, in respect of the fiscal year ended December 31, 2025, are set forth in Proposal 4 above.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE AUTHORIZATION OF OUR AUDIT COMMITTEE TO DETERMINE OUR AUDITORS’ REMUNERATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

PROPOSAL 6 — RESOLUTION TO RECEIVE THE COMPANY’S U.K. STATUTORY ANNUAL ACCOUNTS AND REPORTS
At the Meeting, our Board of Directors will present our U.K. statutory annual accounts and reports for the period January 1, 2025 through December 31, 2025, which includes the audited portion of the directors’ annual report on compensation. We will provide our shareholders with an opportunity to receive the U.K. statutory annual accounts and reports and to raise questions in relation to them.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE RESOLUTION TO RECEIVE THE COMPANY’S U.K. STATUTORY ANNUAL ACCOUNTS AND REPORTS

PROPOSAL 7 — APPROVAL ON AN ADVISORY BASIS OF OUR U.K. STATUTORY DIRECTORS’ ANNUAL REPORT ON COMPENSATION
Our U.K. statutory directors’ compensation report is set forth as Annex A to this proxy statement. The directors’ compensation report includes the annual report on compensation. This document describes in detail our compensation policies and procedures and explains how these policies and procedures help to achieve our compensation objectives with regard to our directors and the retention of high-quality directors. Our Board of Directors and the Compensation Committee believe that the policies and procedures as articulated in the directors’ compensation report are effective and that as a result of these policies and procedures we have and will continue to have high-quality directors. Our Board of Directors has approved and signed the report in accordance with English law.
At the Meeting, the shareholders will vote on the annual report on compensation. This vote is advisory and non-binding. Although non-binding, our Board of Directors and Compensation Committee will review and consider the voting results when making future decisions regarding our director compensation program. Following the Meeting, and as required under English law, the directors’ annual report on compensation will be delivered to the U.K. Registrar of Companies.
THE BOARD RECOMMENDS YOU VOTE
FOR APPROVAL OF OUR U.K. STATUTORY DIRECTORS’ ANNUAL REPORT ON COMPENSATION SET FORTH IN ANNEX A

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
BOARD OF DIRECTORS
Directors
Below is a list of our directors and their positions and ages as of the date of this proxy statement.
Name	Age	Position
William Enright	63	Chief Executive Officer and Director
Robin Wright	62	Chairman of the Board of Directors
Alex Hammacher	45	Non-Executive Director
Pierre A. Morgon, PharmD	63	Non-Executive Director
Anne M. Phillips, MD	72	Non-Executive Director
Karen T. Dawes	74	Non-Executive Director
Joseph C. Scheeren	70	Non-Executive Director
During the year ended December 31, 2025, there were 11 full meetings of our Board of Directors. All of our directors attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of which he or she was a member (during the period that such person served) during 2025.
Director Nominees
The biographical information for Karen T. Dawes and Anne M. Phillips the nominees to our Board of Directors, are provided in “Proposal 1 — Re-Election of Karen T. Dawes to the Board of Directors,” and “Proposal 2 — Re-Election of Anne M. Phillips to the Board of Directors,” respectively.
Continuing Directors
Below is biographical information for those directors who are not standing for re-election at this Meeting and who will remain seated following the Meeting.
William Enright has been our Chief Executive Officer and a member of our Board of Directors since August 2019. From June 2008 to November 2018, Mr. Enright served as the Chief Executive, President and Director of Altimmune, Inc. (“Altimmune”), a biopharmaceutical company. Prior to joining Altimmune, Inc., Mr. Enright held various positions at GenVec, Inc. (acquired by Precigen, Inc.), leaving as Head of Business Development. He currently serves on the Board of Directors and Chair of the Compensation Committee of BullFrog AI, Inc. Mr. Enright brings a breadth of experiences in a variety of positions within the life science/biotech industry, including time as a consultant, a bench scientist and 12 years with Life Technologies, Inc. (acquired by Thermo-Fisher), working in various senior level licensing, business management, manufacturing and research roles. Mr. Enright holds a MA and BS in Biology from SUNY at Buffalo and a MS in Business Management from Johns Hopkins University. We believe that Mr. Enright is qualified to serve on our Board of Directors because of his considerable management experience in the biopharmaceutical industry.
Robin Wright has served as our chairman since October 2018 and a member of our Board of Directors since August 2018. Mr. Wright has extensive senior level experience as a Chief Financial Officer of public companies in both the pharmaceutical and biotechnology industries. Mr. Wright has served as the Chief Financial Officer of MiNa Therapeutics since January 2021. From September 2020 to October 2020, Mr. Wright was our interim Chief Financial Officer. From September 2015 to May 2020, Mr. Wright was the Chief Financial Officer of Pharming Group N.V., a biopharmaceutical company. Mr. Wright holds a BA degree in Chemistry from Oxford University and is a Fellow of the Institute of Chartered Accountants in England and Wales in the UK. We believe Mr. Wright is qualified to serve on our Board of Directors because of his extensive management experience and financial expertise in the life sciences industry.

Alex Hammacher has been a member of our Board of Directors since January 2020. Dr. Hammacher is Head of Strategic Operations & Corporate Finance at Oxford Sciences Enterprises, a venture capital firm partnered with Oxford University, a position he has held since October 2019. Prior to joining Oxford Sciences Enterprises, Dr. Hammacher held positions of increasing seniority at Lazard, an investment banking firm, from October 2015 to October 2019, most recently as Director of Healthcare Investment Banking, and UBS, an investment banking firm, from July 2007 to September 2015. Dr. Hammacher received a BA and BM BCh from Oxford University. We believe Dr. Hammacher is qualified to serve on our Board of Directors because of his extensive investment experience in the life sciences industry.
Pierre A. Morgon has been a member of our Board of Directors since January 2018. Dr. Morgon is Chief Executive Officer of MRGN Advisors, an investment strategy advisor, a position he has held since January 2015. Dr. Morgon was Regional Partner for Switzerland at Mérieux Equity Partners, an investment firm, a position he has held since October 2014, and is currently a senior advisor to the firm. Dr. Morgon is also Chief Business Officer at Nuvamid, a position he has held from January 2024 to August 2025, Executive Vice President Portfolio Strategy and Supranational Affairs at CanSino Biologics until February 2024, Chief Business Officer at PLL Therapeutics since January 2025, Venture Partner at Rocket Bio Capital since June 2025 and Director at AlMorphous Health since November 2025. Dr. Morgon is also chair of the board of directors of Health Technologies Holding (HTH) Srl, a position he held from June 2020 to April 2025, chair of the board of directors of MYCB1, a position he has held since July 2020, chair of the board of directors of Eurocine Vaccines, a position he has held since May 2019, chair of the board of directors of Kupando GmbH, a position he held from December 2021 to April 2025, and a member of the board of directors of UNIVERCELLS, a position he has held since July 2018, and a member of the board of Amoéba SA, a position held since June 2021, and a member of the board of directors of CanSinoBio Switzerland, a position he has held since May 2022, and a member of the board of directors of Limula, a position he has held since July 2022. Dr. Morgon also served as a member of the board of directors of Alma Biotherapeutics from 2017 to 2018, chair of the board of directors of Virometix AG from January 2017 to November 2019, and chair of the board of directors of Theradiag from 2017 to March 2023. Pierre has over 35 years of experience in the global life science industry, especially with specialty care, vaccines and immunotherapy, at the helm of international operations, in C-level positions at global level in multinational corporations and as CEO of start-up companies. He is a lecturer in several MBA programs and in life science conferences, and at the Mass Challenge incubator in Switzerland where he is also a mentor for start-up life sciences companies. He holds a Doctorate of Pharmacy, a Master in Business Law and an MBA. He is also an alumnus of INSEAD and IMD. We believe Dr. Morgon is qualified to serve on our Board of Directors due to his extensive experience as a director of life sciences companies.
Joseph C. Scheeren has been a member of our Board of Directors since March 2021. Dr. Scheeren is also the founder and president of Scheeren HealthCare LLC, a consulting company specializing in pharmaceutical development and regulatory affairs, and has held these positions since August 2021. Dr. Scheeren serves as the co-chair of the Scientific Advisory Board of Fosun Shanghai Pharmaceuticals in Shanghai since February 2023 and is a member of the International Advisory Board of the French Clinical Research Infrastructure Network in France. He is also on the Supervisory Board of Connect 4 Children Stiechting (“C4C S”), a Dutch non-profit organization since May 2023. Dr. Scheeren served as President and Chief Executive Officer of Critical Path Institute, (“C-Path”), a non-profit organization, from April 2019 to March 2021. Prior to joining C-Path, Dr. Scheeren served in various senior roles at Bayer AG, a global pharmaceutical company, for 15 years, including serving as Senior Vice President, Senior Advisor to Research and Development from January 2018 to December 2018 and Senior Vice President, Head of Global Regulatory Affairs, Pharmaceuticals and Consumer Health from January 2015 to December 2017. He previously also held numerous executive positions at Aventis Pharmaceuticals, Roussel UCLAF, Ares Serono and Les Laboratoires Servier. Dr. Scheeren has served as an advisor to PathBiotech LLC from June 2021 until October 2023. Dr. Scheeren currently serves as a director on several boards of non- profit organizations, is an adjunct Professor of Regulatory Science at Peking University, Beijing, and was a lecturer at Yale University. Dr Scheeren earned his PharmD, MSc and BS degrees at the University of Leiden, Leiden, the Netherlands, School of Pharmacy. We believe Dr. Scheeren is qualified to serve on our Board of Directors because of his global expertise in research and development and regulatory affairs in the pharmaceutical industry.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.
Board Composition
Our Board of Directors seeks director candidates who represent a mix of backgrounds and experiences that will enhance the quality of our Board of Directors’ deliberations and decisions. Such candidates are expected to have substantial experience with one or more publicly traded national or multinational companies or have achieved a high level of distinction in their chosen field.
CORPORATE GOVERNANCE
Structure of our Board of Directors
The leadership structure of our Board of Directors separates the positions of Chief Executive Officer and Chairman of the Board of Directors in order to ensure independent leadership of the Board. Our Board believes that this separation is appropriate for the Company at this time because it allows for a division of responsibilities, with our Chief Executive Officer focused on leading the Company while the Chairman can focus on leading the Board of Directors in overseeing management, and for a sharing of ideas between individuals having different perspectives.
Independence of our Board of Directors
Our Board of Directors has determined that, of our seven directors, no director, other than William Enright and Alex Hammacher, has a relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director and that each of these directors is “independent” as that term is defined under Nasdaq rules. Our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.
Board Oversight of Risk Management
Our management is primarily responsible for assessing and managing risk, while our Board of Directors is responsible for overseeing management’s execution of its responsibilities. Our Board of Directors is supported by its committees in fulfillment of this responsibility. For example, our Audit Committee focuses on our overall financial risk by evaluating our internal controls and disclosure policies as well as ensuring the integrity of our financial statements and periodic reports. The Audit Committee also oversees the Company’s information security and technology risks, including the Company’s information security and related risk management programs. Our Compensation Committee strives to create incentives that encourage an appropriate level of risk-taking consistent with our business strategy. Our Nominating and Corporate Governance Committee ensures that our governance policies and procedures are appropriate in light of the risks we face.
Family Relationships and Adverse Proceedings
There are no family relationships between any of our directors or executive officers. Neither we nor any of our subsidiaries are party to any material proceedings to which any of our directors, officers, affiliates, 5% or more shareholders, or any of their respective associates are a party. We do not believe that any of our directors, officers, affiliates, 5% or more shareholders, or any of their respective associates are adverse to us or any of our subsidiaries or have a material interest that is adverse to us or any of our subsidiaries.
COMMITTEES OF OUR BOARD OF DIRECTORS
Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The charters for each of these committees can be found on our website at www.barinthusbio.com, under the “Corporate Governance” subsection of the “Investors” section. Each such committee reviews its respective charter at least annually

Name	Audit	Compensation	Nominating and Corporate Governance
William Enright
Robin Wright	*	X
Alex Hammacher
Pierre A. Morgon, PharmD	X		*
Anne M. Phillips, MD		*
Karen T. Dawes	X		X
Joseph C. Scheeren		X	X

*
denotes committee chairperson.

Audit Committee
Our Audit Committee is currently composed of Karen T. Dawes, Pierre A. Morgon and Robin Wright, and is chaired by Mr. Wright. Our Board of Directors has determined that each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable Nasdaq rules. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq listing rules. Our Board of Directors has determined that Mr. Wright is an “audit committee financial expert” within the meaning of SEC regulations and the applicable Nasdaq rules. The Audit Committee held five meetings during 2025. The Audit Committee’s responsibilities include:
•
recommending the appointment of the independent auditor to the general meeting of shareholders;

•
the appointment, compensation, retention and oversight of any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit services;

•
pre-approving the audit services and non-audit services to be provided by our independent auditor before the auditor is engaged to render such services;

•
evaluating the independent auditor’s qualifications, performance and independence, and presenting its conclusions to the full Board of Directors on at least an annual basis;

•
reviewing the adequacy of our internal controls with management and any remediation plan associated with any significant control deficiencies or material weaknesses;

•
reviewing and discussing with management and our independent registered public accounting firm our financial statements and our financial reporting process;

•
reviewing, approving or ratifying any related party transactions; and

•
determining whether the Company is required to prepare a financial restatement.

Compensation Committee
Our Compensation Committee is currently composed of Anne M. Phillips, Robin Wright and Joseph C. Scheeren, and is chaired by Dr. Phillips. Our Board of Directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. Each member of our compensation committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. The compensation committee held three meetings during 2025. The Compensation Committee’s responsibilities include:
•
annually reviewing and approving the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation determine and approve the Chief Executive Officer’s compensation;

•
reviewing and approving the compensation of our other executive officers;

•
reviewing and establishing our overall management compensation, philosophy and policy;

•
overseeing and administering our compensation and similar plans;

•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•
reviewing and recommending to the Board of Directors our policies and procedures for the grant of equity-based awards;

•
reviewing and recommending to the Board of Directors the compensation of our directors;

•
preparing our compensation committee report if and when required by SEC rules;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement;

•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters; and

•
adopting and administering a compensation recovery policy.

Our Board of Directors has delegated to the Compensation Committee the authority to determine the compensation for all of our executive officers. Non-executive director compensation is recommended by our Compensation Committee to the Board of Directors for approval. Our Chief Executive Officer may participate in general discussions with our Compensation Committee and Board of Directors about these compensation matters but he does not participate in discussions during which his individual compensation is being considered and approved.
In 2025, the Compensation Committee retained the services of the Rewards Solutions practice at Aon plc (“Aon”), an independent compensation consultant, to assist the Compensation Committee with respect to compensation actions in 2025 with the goal of ensuring that our compensation arrangements for our Chief Executive Officer, our other senior executive officers and our non-executive directors were competitive. Aon provided data from comparable publicly traded biotechnology companies and otherwise assisted the Compensation Committee in its design of competitive compensation for our Chief Executive Officer, senior executives and non-executive directors. The Compensation Committee expects to continue to use compensation consultants to assist the Compensation Committee in determining competitive levels of executive and non-executive compensation and specific design elements of our executive compensation program and non-executive directors’ compensation program. After review and consultation with Aon, the compensation committee determined that Aon is independent and that there is no conflict of interest resulting from retaining Aon in 2025. In reaching these conclusions, our Compensation Committee considered the factors set forth in the SEC rules and the applicable Nasdaq rules.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is composed of Pierre A. Morgon, Karen T. Dawes and Joseph C. Scheeren, which is chaired by Dr. Morgon. Our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined under the applicable Nasdaq rules. The Nominating and Corporate Governance Committee held one meeting during 2025. The Nominating and Corporate Governance Committee’s responsibilities include:
•
determining selection criteria and appointment procedures for directors;

•
recommending nominees for election to our Board of Directors and appointment to its committees;

•
assessing the functioning of our Board of Directors and executive officers and reporting the results of such assessment to the Board of Directors;

•
developing corporate governance guidelines and any other governance policies;

•
reviewing and discussing with management of the Company’s key human resource management strategies and programs; and

•
establishing the Company’s policies and procedures regrading on succession planning and continuing education of employees.

The Nominating and Corporate Governance Committee considers candidates for Board of Directors membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the Nominating and Corporate Governance Committee will review candidates recommended by shareholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our Board of Directors. Any shareholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Additional Information — Shareholder Proposals for 2027 Annual General Meeting.”
Our Board of Directors is responsible for filling vacancies on our Board of Directors and for nominating candidates for election by our shareholders each year in the class of directors whose term expires at the relevant annual general meeting. The Board of Directors delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.
Director Nomination Process
The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to board members and others for recommendations, including through the use of search firms or other advisors, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our Board.
Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board of Directors. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board of Directors’ approval to fill a vacancy or as director nominees for election to the Board of Directors by our shareholders each year in the class of directors whose term expires at the relevant annual general meeting.
The qualifications, qualities and skills that our Nominating and Corporate Governance Committee believes must be met by a committee-recommended nominee for a position on our Board of Directors are as follows:
•
the nominee shall have experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing;

•
the nominee shall be highly accomplished in his or her respective field, with superior credentials and recognition;

•
the nominee shall be well regarded in the community and shall have a long-term reputation for the high ethical and moral standards;

•
the nominee shall have sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards of directors on which such nominee may serve;

•
to the extent such nominee serves or has previously served on other boards, the nominee shall have a demonstrated history of actively contributing at board meetings.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our shareholders through consideration of a number of facts and circumstances, including among other things, the skills of the prospective director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors.
Shareholder Recommendations and Nominees
Our Nominating and Corporate Governance Committee considers both recommendations and nominations for candidates to the Board from shareholders so long as such recommendations and nominations comply with our Articles of Association and applicable laws, including the rules and regulations of the SEC. Shareholders may recommend director nominees for consideration by the Nominating and Corporate Governance Committee by writing to our Company Secretary at the address below, or the Company’s registered office from time to time, and providing evidence of the shareholder’s ownership of our ordinary shares and/or ADSs, the nominee’s name, home and business address, as well as the nominee’s detailed biographical data and qualifications for board membership, and information regarding any arrangements or understandings between the shareholder and the recommended candidate.
Following verification of the shareholder status of the person submitting the recommendation, all properly submitted recommendations will be promptly brought to the attention of the Nominating and Corporate Governance Committee. Shareholders who desire to nominate persons directly for election to the Board at an annual general meeting of shareholders must meet the deadlines and other requirements set forth under “Additional Information — Shareholder Proposals for 2027 Annual General Meeting.” Any vacancies on the Board of Directors occurring between our annual general meetings of shareholders may be filled by persons selected by a majority of the directors then in office, in which case any director so elected will serve until the next annual general meeting of shareholders when such director will offer himself/herself for re-election, or by persons elected by an ordinary resolution of the shareholders of the Company.
You may write to the Nominating and Corporate Governance Committee at:
c/o Company Secretary
Barinthus Biotherapeutics plc
20400 Century Boulevard, Suite 210
Germantown, MD 20874
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics applicable to all of our directors, officers, employees and certain designated agents. The Code of Business Conduct and Ethics is available on our website at www.barinthusbio.com, under the “Corporate Governance” subsection of the “Investors” section. We expect that any amendments to this code or any waivers of its requirements will be disclosed on our website.
Shareholder Communication with the Board of Directors
Any interested party with concerns about our Company may report such concerns to the Board of Directors or the Chair of our Board of Directors. Communications may be addressed to the entire Board of Directors or to any individual director. All such communications will initially be received and processed by our Company Secretary. Spam, junk mail, advertisements and threatening, hostile, illegal and similar unsuitable communications will not be delivered to the Board of Directors. Shareholders can contact members of the Board of Directors by writing care of our Company Secretary at the Company’s registered office address.
A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.
Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general,

communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.
The Audit Committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. We have established a toll-free telephone number for the reporting of such activity, which is +1 877-763-1749 and a compliance hotline, which is https://www.whistleblowerservices.com/barinthus.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table and related footnotes set forth information with respect to the beneficial ownership of our ordinary shares, as of June 5, 2026, by:
•
each beneficial owner of 5% or more of our outstanding ordinary shares;

•
each of our named executive officers and directors; and

•
all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. In computing the number of ordinary shares beneficially owned by a person and the percentage ownership of that person, ordinary shares subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of June 5, 2026 are considered outstanding. These ordinary shares, however, are not included in the computation of the percentage ownership of any other person. Applicable percentage ownership is based on 40,848,893 ordinary shares outstanding as of June 5, 2026.
Except as otherwise indicated, all of the shares reflected in the table are ordinary shares and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.
Except as otherwise indicated in the table below, addresses of the directors, executive officers and named beneficial owners are in care of Barinthus Biotherapeutics plc, 20400 Century Boulevard, Suite 210, Germantown, MD 20874.
Name of Beneficial Owner	Ordinary Shares Beneficially Owned
	Number	Percent
5% or Greater Shareholders:
Oxford Science Enterprises plc(1)	8,797,770	21.5%
M&G Investment Management Limited(2)	5,197,349	12.7%
Frank Cawood(3)	3,384,513	8.3%
International Generosity Foundation Trust(4)	2,734,189	6.7%
Named Executive Officers and Directors:
William Enright(5)	2,715,100	6.4%
Leon Hooftman(6)	176,776	*
Geoffrey Lynn(7)	838,798	2.0%
Gemma Jones	—	—
Robin Wright(8)	180,469	*
Alex Hammacher(9)	114,819	*
Pierre A. Morgon(10)	142,719	*
Anne M. Philips(11)	114,819	*
Karen T. Dawes(12)	113,519	*
Joseph C. Scheeren(13)	134,819	*
All Executive Officers and Directors as a Group (8 persons)(14)	3,693,040	8.5%

*
represents beneficial ownership of less than one percent.

(1)
Based solely on a Schedule 13G filed with the SEC on February 11, 2022 by Oxford Science Enterprises plc. The business address for Oxford Science Enterprises plc is 46 Woodstock Road, Oxford, OX2 6HT, United Kingdom.

(2)
Based solely on a Schedule 13G filed with the SEC on November 1, 2024 by M&G Investment Management Limited (“MAGIM”). The ordinary shares in the forms of ADSs are legally owned by Luxembourg Specialist Investment Fund FCP-RAIF. Luxembourg Specialist Investment Fund FCP- RAIF is advised by MAGIM. The business address for MAGIM is 10 Fenchurch Avenue, London, EC3M 5AG, United Kingdom.

(3)
Based solely on a Schedule 13G filed with the SEC on February 11, 2025 by Frank W. Cawood. The business address for Frank W. Cawood is 600 Edgewater Drive, Unit 402, Dunedin, FL 34698.

(4)
Based solely on a Schedule 13D filed with the SEC on April 13, 2026 by International Generosity Foundation Trust. The business address for International Generosity Foundation Trust is 1901 Ulmerton Road, Suite 400, Clearwater, FL 33762.

(5)
Consists of (a) 728,454 ordinary shares held by William J Enright TR UA Dated 03/04/2021 Enright Family 2021 Irrevocable Trust, (b) 514,923 ordinary shares held by William Enright Revocable Trust, and (c) 1,471,723 ordinary shares underlying options exercisable within 60 days of June 5, 2026. Mr. Enright is the trustee of the above referenced trusts and may be deemed to beneficially own these securities.

(6)
Consists of 176,776 ordinary shares underlying options exercisable within 60 days of June 5, 2026.

(7)
Consists of (a) 638,442 ordinary shares held by Dr. Lynn, (b) 2,197 ordinary shares held by the spouse of Dr. Lynn based solely on a Form 3 filed with the SEC on December 20, 2024, as Dr. Lynn left the Company on September 5, 2025, and (c) 198,159 ordinary shares underlying options exercisable within 60 days of June 5, 2026.

(8)
Consists of (a) 48,256 ordinary shares held by Mr. Wright and (b) 132,213 ordinary shares underlying options exercisable within 60 days of June 5, 2026.

(9)
Consists of (a) 3,000 ordinary shares held by Dr. Hammacher and (b) 111,819 ordinary shares underlying options exercisable within 60 days of June 5, 2026.

(10)
Consists of (a) 10,506 ordinary shares held by Dr. Morgon and (b) 132,213 ordinary shares underlying options exercisable within 60 days of June 5, 2026.

(11)
Consists of (a) 3,000 ordinary shares held Dr. Philips and (b) 111,819 ordinary shares underlying options exercisable within 60 days of June 5, 2026.

(12)
Consists of (a) 1,700 ordinary shares held by Ms. Dawes and (b) 111,819 ordinary shares underlying options exercisable within 60 days of June 5, 2026.

(13)
Consists of (a) 23,000 ordinary shares held by Dr. Scheeren and (b) 111,819 ordinary shares underlying options exercisable within 60 days of June 5, 2026.

(14)
Consists of (a) 1,332,839 ordinary shares and (b) 2,360,201 ordinary shares underlying options outstanding.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS
Other than the compensation arrangements described below under the sections “Director Compensation” and “Executive Officers of the Company” and the transactions described below, in the period from January 1, 2024 through the date of this proxy statement, we were not a party to any transactions between us and certain “related persons”, which are generally considered to be our executive officers, directors, director nominees or 5% shareholders, or their immediate family members.
License Revenue
In April 2020, we entered into the OUI License Agreement Amendment with OUI, in respect of our rights to the ChAdOx1 technology in COVID-19 vaccines to facilitate the license of those rights by OUI to AstraZeneca. Under this agreement, we are entitled to receive from OUI a share of payments, including royalties and milestones, received by OUI from AstraZeneca in respect of sales of Vaxzevria. We recognized $15.0 million and nil in revenue for the years ended December 31, 2024 and 2025, respectively, and were owed nil from OUI as of December 31, 2024 and 2025. In December 2025, we delivered written notice to OUI to terminate the OUI License Agreement, as amended. The agreement remained in effect during the three-month notice period and terminated in February 2026 in accordance with its terms.
Agreements with our Executive Officers
We have entered into employment agreements with certain of our executive officers. These agreements contain customary provisions and representations, including confidentiality, non-competition, non-solicitation and inventions assignment undertakings by the executive officers and non-executive directors. The enforceability of the non-competition provisions may be limited under applicable law.
Indemnification Agreements
We have entered into a deed of indemnity with each of our directors and executive officers. These agreements and our Articles of Association require us to indemnify our directors and executive officers to the fullest extent permitted by law.
Related Party Transactions Policy
We have adopted a written related party transactions policy that provides that such transactions must be approved by our Audit Committee. Pursuant to this policy, the Audit Committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common shares, in each case since the beginning of the most recently completed year, and their immediate family members.

DIRECTOR COMPENSATION
Director Compensation
The table below shows all compensation earned by or paid to our non-executive directors during 2025. William Enright, our Chief Executive Officer, does not receive any compensation for his services as a director and, consequently, is not included in this table. The compensation received by William Enright during 2025 is set forth in the section of this proxy statement under the heading “Executive Compensation — Summary Compensation Table.”
Name	Fees Paid in Cash ($)(1)	Option Awards ($)(1)(2)	Total ($)
Alex Hammacher(3)	$42,182	$17,295	$59,477
Pierre A. Morgon(4)	$61,295	$17,295	$78,590
Robin Wright(5)	$92,272	$17,295	$109,567
Anne M. Phillips(6)	$55,363	$17,295	$72,658
Joseph C. Scheeren(7)	$54,045	$17,295	$71,340
Karen T. Dawes(8)	$56,022	$17,295	$73,317

(1)
The amounts reported have been converted from pounds sterling to U.S. dollars using the average exchange rate for 2025 of £0.7586 to $1.00.

(2)
Amounts shown reflect the grant date fair value of stock option awards granted during 2025. The grant date fair value was computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718 (“ASC Topic 718”), Compensation — Stock Compensation, disregarding the effect of estimated forfeitures related to service-based vesting. The assumptions used in calculating the grant date fair value of the shares are set forth in Note 14 of “Notes to Consolidated Financial Statements.” These amounts reflect the accounting cost for the stock options and do not correspond to the actual economic value that may be received by the director upon exercise of the stock options.

(3)
As of December 31, 2025, Dr. Hammacher held unexercised options to purchase 111,819 shares.

(4)
As of December 31, 2025, Dr. Morgon held unexercised options to purchase 132,213 shares.

(5)
As of December 31, 2025, Mr. Wright held unexercised options to purchase 132,213 shares.

(6)
As of December 31, 2025, Dr. Phillips held unexercised options to purchase 111,819 shares.

(7)
As of December 31, 2025, Dr. Scheeren held unexercised options to purchase 111,819 shares.

(8)
As of December 31, 2025, Ms. Dawes held unexercised options to purchase 111,819 shares.

Non-Executive Director Compensation Program
We compensate our non-executive directors with a cash retainers and equity awards. The amount of each component of such director cash compensation may change from year to year and is generally established by the Compensation Committee in conjunction with the Board of Directors, and presented at our annual general meeting of shareholders for the period. The annual retainers currently in effect for services are as follows:
Annual Retainer for Board Membership
Annual service on the Board of Directors	£32,000
Additional compensation for service as non-executive Chair of the Board of Directors	£20,000
Additional Annual Retainer for Committee Membership
Annual service as Chair of the Audit Committee	£13,000
Annual service as member of the Audit Committee (other than Chair)	£6,500

Annual service as Chair of the Compensation Committee	£10,000
Annual service as member of the Compensation Committee (other than Chair)	£5,000
Annual service as Chair of the Nomination and Corporate Governance Committee	£8,000
Annual service as member of the Nomination and Corporate Governance Committee (other than Chair)	£4,000
Our policy provides that, upon initial election to our Board of Directors, each non-executive director will be granted an option to purchase a number of ordinary shares equal to 0.10% of the outstanding ordinary shares as of the date of grant (the “Initial Grant”). Furthermore, on the date of each of our annual meeting of shareholders, each non-executive director who will continue as a non-executive director following such meeting will be granted an option to purchase a number of ordinary shares equal to 0.05% of the outstanding ordinary shares as of the date of grant (the “Annual Grant”). The Annual Grant will vest in full on the earlier of (i) the one-year anniversary of the grant date or (ii) the next annual meeting of shareholders, subject to continued service as a director through the applicable vesting date. The Initial Grant will vest in 36 equal monthly installments, subject to continued service as a director through the applicable vesting date. Such awards are subject to full accelerated vesting upon the sale of the Company. Employee directors will receive no additional compensation for their service as a director.
Employee directors will receive no additional compensation for their service as a director.
We will reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our Board of Directors or any committee thereof.

EXECUTIVE OFFICERS OF THE COMPANY
Below is a list of our executive officers who are not directors and their positions and ages as of the date of this proxy statement.
Name	Age	Present Position	Year Elected to Present Position
Leon Hooftman	68	Chief Medical Officer	2024
Leon Hooftman has been our Chief Medical Officer since June 2024. Dr. Hooftman held Chief Medical Officer roles at several biotechnology companies, including ISA Pharmaceuticals from May 2018 to June 2024, Polyphor AG from September 2014 to May 2018, Synthon BV from October 2011 to August 2014 and Chroma Therapeutics from October 2004 to January 2011. Prior to that, he served as the Head of Clinical Development at Celltech, from December 2002 until its acquisition by UCB in October 2004. Earlier in his career, Dr. Hooftman held various senior management positions at Roche from May 1995 to December 2002. Dr. Hooftman holds a M.D. from Utrecht State University (Netherlands) and performed his specialist training in Cambridge and London (UK).
Dr. Hooftman’s principal occupation and employment during the past five years was carried on with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between Dr. Hooftman and any other person or persons pursuant to which he was or is to be selected as an executive officer.
Named Executive Officer Compensation
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2025 and 2024:
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
William Enright Chief Executive Officer	2025	653,432	—	512,245	—	47,986	1,213,663
	2024	634,400	—	1,376,573	304,512	47,474	2,362,959
Leon Hooftman(4) Chief Medical Officer	2025	441,259	540,487	119,524	—	36,329	1,137,599
	—	—	—	—	—	—	—
Geoffrey Lynn(5) Former Chief Scientific Officer	2025	301,795	—	—	—	268,257	570,052
	—	—	—	—	—	—	—
Gemma Jones(6) Former Chief Financial Officer	2025	485,461(7)	—	—	—	243,983	729,444
	2024	357,875	—	605,510	120,246	23,294	1,106,925

(1)
The amounts reported reflect the grant date fair value of restricted share unit awards and option awards granted in 2025 and 2024 in accordance with ASC Topic 718, disregarding the effect of estimated forfeitures related to service-vesting conditions. The assumptions used in calculating the grant date fair value of the shares are set forth in the Note 14. These amounts do not correspond to the actual value that may be recognized by the named executive officers upon vesting of the applicable awards.

(2)
The amounts reported for 2024 represent the annual bonuses paid in February 2025 for the year ended December 31, 2024.

(3)
The amounts reported for Mr. Enright consist of 401(k) matching contributions and health insurance coverage. The amounts reported for Dr. Hooftman consist of pension contributions and health insurance. The amounts reported for Dr. Lynn consist of 401(k) matching contributions and health insurance coverage, $146,667 in severance compensation, $11,846 of unused vacation and $69,167 of consulting fees. The amounts reported for Ms. Jones consist of pension contributions ($21,501); health insurance ($350); and severance ($222,132).The amounts reported for Ms. Jones and Dr. Hooftman have been converted from pounds sterling to U.S. dollars using the average exchange rate for 2024 of £0.7824 to $1.00 and 2025 of £0.7586 to $1.00.
(4)
The amounts reported have been converted from pounds sterling to U.S. dollars using the average exchange rate for 2025 of £0.7586 to $1.00. Dr. Hooftman was not a named executive officer for 2024.

(5)
Dr. Lynn was not a named executive officer for 2024. Dr. Lynn’s employment terminated effective as of September 5, 2025.

(6)
The amounts reported have been converted from pounds sterling to U.S. dollars using the average exchange rate for 2024 of 0.7824 to $1.00 and 2025 of £0.7586 to $1.00. Ms. Jones’ employment terminated effective as of April 30, 2025. She transitioned to a consultant after her termination date and served as Chief Financial Officer until April 30, 2026.

(7)
The amounts reported have been converted from pounds sterling to U.S. dollars using the average exchange rate for 2024 of 0.7824 to $1.00 and 2025 of £0.7586 to $1.00. The amounts reported for Ms. Jones include salary from her position as an employee ($136,216) and for her consulting position as Chief Financial Officer ($349,245).

Narrative to the Summary Compensation Table
Base Salaries
For the fiscal year ending December 31, 2025, the base salaries for Mr. Enright and Dr. Hooftman were $653,432 and £334,750 ($441,259 using the average exchange rate for 2025 of £0.7586 to $1.00), respectively. At the time of Dr. Lynn’s date of termination on September 5, 2025, his base salary was $440,000. At the time of Ms. Jones’ date of termination on April 30, 2025, her base salary was £310,000 ($408,648 using the average exchange rate for 2025 of £0.7586 to $1.00).
Annual Cash Bonuses
Subject to the attainment of certain company and individual performance goals, the Board may approve discretionary bonuses based on a percentage of the executive’s base salary. For the fiscal year ended December 31, 2025, each named executive officer was eligible to earn an annual cash bonus calculated as a percentage of each executive’s base salary and based on the achievement of corporate performance metrics. The corporate performance metrics were not satisfied and no annual cash bonus was awarded for the fiscal year ended December 31, 2025.
Long-Term Equity Incentives
Although we do not yet have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our shareholders. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time. Equity awards granted during fiscal year 2025 are set forth below in the Outstanding Equity Awards at Fiscal Year-End table.
Employment Agreements with Our Named Executive Officers
William Enright.   We entered into a new employment agreement with Mr. Enright effective upon the closing of our IPO in May 2021. Pursuant to this employment agreement, Mr. Enright agreed to continue to serve as our chief executive officer. Mr. Enright shall be entitled to an annual base salary, subject to periodic increase (but not decrease), target annual bonus opportunity and employee benefits. Under Mr. Enright’s new employment agreement, in the event that Mr. Enright’s employment is terminated by us without “cause” or Mr. Enright resigns for “good reason” (as such terms are defined in the employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor), he will be entitled to receive (i) an amount equal to 12 months of his base salary, payable over the 12 month period following his termination, (ii) if his termination occurs following completion of a calendar year but prior to payment of an annual bonus, payment of such annual bonus, and (iii) if Mr. Enright is participating in our group health plans immediately prior to his termination and elects COBRA health continuation, continuation of such group health coverage at the same rate as if he were an active employee, until the earliest of (A) the 12 month anniversary of his termination; (B) his eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of his continuation rights under COBRA. The employment agreement also provides that, in lieu of the payments and benefits described above, in the event that Mr. Enright’s employment is terminated by us without cause or Mr. Enright resigns for good reason, in either case within 12 months following a “change in control” (as defined in the employment agreement), subject to the execution and effectiveness of a general release of claims in our favor, he will be entitled to receive (i) a lump sum cash payment equal to 1.5 times the sum of his then-current base salary (or his base salary in effect immediately prior to the change in control, if higher) plus his annual target bonus for the then-current year (or the annual target bonus in effect immediately prior to the change in control, if higher), and (ii) if Mr. Enright is participating in our group health plans immediately prior to his termination and elects COBRA health continuation, continuation of such group health coverage at the same rate as if he were an active employee, until the earliest of (A) the 18 month anniversary of his termination; (B) his eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of his continuation rights under COBRA. Mr. Enright’s new employment agreement further provides that in the event Mr. Enright’s employment is terminated by us without cause or Mr. Enright resigns for good reason, in either case within 12 months following a change in control, then any outstanding time-based equity awards shall immediately accelerate and become fully vested and exercisable or nonforfeitable on the date of termination.
Mr. Enright is also subject to an agreement relating to confidentiality, assignment of inventions, and a twelve-month nonsolicitation and noncompetition covenant.
Dr. Leon Hooftman.   We entered into an employment agreement with Dr. Hooftman on February 21, 2024. Pursuant to this employment agreement, Dr. Hooftman agreed to serve as our chief medical officer. Dr. Hooftman is entitled to an annual base salary, subject to periodic review, target annual bonus opportunity and employee benefits. Dr. Hooftman’s employment agreement contains standard confidentiality provisions which survive termination and also twelve-month non-competition and non-solicitation restrictive covenants.
Dr. Geoffrey Lynn.   We entered into an employment agreement with Dr. Lynn effective as of December 1, 2024. Pursuant to this employment agreement, Dr. Lynn agreed to serve as our chief scientific officer. Dr. Lynn was entitled to an annual base salary, subject to periodic review, target annual bonus opportunity and employee benefits. Dr. Lynn’s employment had no specified term but could be terminated at will by either party. Under Dr. Lynn’s employment agreement, in the event that Dr. Lynn’s employment was terminated by us without “cause” or Dr. Lynn resigned for “good reason” (as such terms are defined in the employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor), he would have been entitled to receive (i) an amount equal to 6 months of his base salary, payable over 9 months commencing within 60 days after his date of termination and (ii) subject to Dr. Lynn’s copayment of premium amounts at the applicable active employees’ rate and proper election to receive COBRA health continuation, continuation of such group health coverage at the same rate as if he were an active employee, until the earliest of (A) the 6 month anniversary of his termination; (B) his eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of his continuation rights under COBRA; provided, however, that if we determined that we cannot pay such amounts to the group health plan provider or the COBRA provider without potentially violating applicable law, then we would convert such payments to payroll payments directly to Dr. Lynn for the time period specified above. The employment agreement also provided that, in lieu of the payments and benefits described above, in the event that Dr. Lynn’s employment was terminated by us without cause or Dr. Lynn resigned for good reason, in either case within 12 months following a “change in control” (as defined in the employment agreement), subject to the execution and effectiveness of a general release of claims in our favor, he would have been entitled to receive (i) a lump sum cash payment equal to one times the sum of his then-current base salary (or his base salary in effect immediately prior to the change in control, if higher) plus his annual target bonus for the then-current year (or the annual target bonus in effect immediately prior to the change in control, if higher), and (ii) subject to Dr. Lynn’s copayment of premium amounts at the applicable active employees’ rate and proper election to receive COBRA health continuation, continuation of such group health coverage at the same rate as if he were an active employee, until the earliest of (A) the 6 month anniversary of his termination; (B) his eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of his continuation rights under COBRA; provided, however, that if we determined that we could not pay such amounts to the group health plan provider or the COBRA provider without potentially violating applicable law, then we would convert such payments to payroll payments directly to Dr. Lynn for the time period specified above.
On September 5, 2025, Dr. Lynn entered into a separation agreement and consulting agreement. Pursuant to Dr. Lynn’s separation agreement, his employment terminated effective as of September 5, 2025. Dr. Lynn was provided severance benefits equal to 6 months base salary and COBRA continuation and, subject to the closing of the Combination or another meaningful M&A transaction, a $200,000 transaction bonus. Simultaneously, Dr. Lynn entered into a consulting agreement with us whereby he would provide advisory and transaction services to us until December 31, 2025. Dr. Lynn’s compensation for such services equaled $18,333.33 per month. If Dr. Lynn provides services after December 31, 2025, he is to be paid $213 per hour for such services.
Gemma Jones.   We entered into an employment agreement with Mrs. Jones on September 15, 2022. Pursuant to this employment agreement, Mrs. Jones agreed to serve as our chief financial officer. Mrs. Jones was entitled to an annual base salary, subject to periodic review, target annual bonus opportunity and employee benefits. On February 7, 2025, Mrs. Jones entered into a separation agreement. Pursuant to this settlement agreement, her employment terminated on April 30, 2025, and Mrs. Jones received payment equal to £30,000 as settlement payment, £155,000 as notice payment and £13,509 accrued holiday payment (a total of $261,678 using the average exchange rate for 2025 of £0.7586 to $1.00). Subsequently, we entered into an agreement with CFGI (UK) Limited for CFO services pursuant to which Mrs. Jones served as our Chief Financial Officer until April 30, 2026.
Additional Narrative Disclosure
401(k) Plan.   We maintain a tax-qualified retirement plan that provides eligible U.S. employees, including our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. All participants’ interests in their contributions are 100% vested when contributed. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The retirement plan is intended to qualify under Section 401(a) of the Code. We match 100 percent of employee contributions, up to 6 percent of each employee’s compensation (as defined in the plan).
Health and Welfare Benefits.   All of our full-time employees, including our executive officers are eligible to participate in certain medical, disability and life insurance benefit programs offered by us.

Outstanding Equity Awards at Fiscal Year-End-2025
The following table summarizes, for each of our named executive officers, the number of ordinary shares underlying outstanding share options and share awards held as of December 31, 2025.
		Option Awards(1)					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Shares, Units or Other Rights that have not Vested ($)
William Enright	April 29, 2021	176,130	—	—	17.00	May 1, 2031	—	—
	January 3, 2022	359,605	—	—	11.12	March 14, 2032	—	—
	January 3, 2023	293,333	146,667	—	2.40	January 3, 2033	—	—
	January 2, 2024	147,993	295,988	—	3.70	January 2, 2034	—	—
	February 3, 2025	—	600,000	—	1.00	February 3, 2035	—	—
Leon Hooftman	June 3, 2024	65,055	130,111	—	2.00	June 3, 2034	—	—
	February 3, 2025	—	140,000	—	1.00	February 3, 2034
	October 1, 2025	—	—	—	—	—	361,530	540,487
Geoffrey Lynn	January 3, 2022	174,500	—	—	11.12	September 5, 2026	—	—
	January 3, 2023	15,590	—	—	2.40	September 5, 2026	—	—
	January 2, 2024	8,069	—	—	3.70	September 5, 2026	—	—
Gemma Jones	September 6, 2021	30,900	—	—	14.96	April 30, 2026	—	—
	January 3, 2022	7,499	—	—	11.12	April 30, 2026	—	—
	September 15, 2022	222,666	—	—	3.07	April 30, 2026	—	—
	January 3, 2023	22,066	—	—	2.40	April 30, 2026	—	—
	January 2, 2024	64,333	—	—	3.70	April 30, 2026	—	—

(1)
Unless otherwise specified, each option vests in three equal annual installments, with the first such annual installment vesting upon the first anniversary of the vesting commencement date, subject to such named executive officer’s continued employment as of each such date.

Insider Trading Policy and Prohibition on Hedging and/or Pledging our Common Stock
Our Board of Directors adopted our insider trading policy governing transactions in our securities by our executive officers, directors, employees and certain designated consultants, that the Company believes it is reasonably designed to promote compliance within insider trading laws, rules and regulations, and any listing standards applicable to the Company.
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy allows our directors, officers, vice-president level or above employees, and members of the finance department involved in periodic financial reporting to pledge our securities as collateral for a loan (or modify an existing pledge) only if the pledge has been approved by the Audit Committee.
It is the Company’s policy to comply with applicable insider trading laws, rules and regulations, and any exchange listing standards when engaging in transactions in Company securities.
Rule 10b5-1 Trading Plan Policy
We have adopted a Rule 10b5-1 trading plan policy, which permits our officers, directors, employees and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Generally, under these trading plans, the individual relinquishes control over the transactions once the trading plan is put into place and can only put such plans into place while the individual is not in possession of material non-public information. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our company.
Policy Regarding Timing of Awards of Options and Other Option-Like Instruments
It is the policy of our Board of Directors and our Compensation Committee to not take material non-public information into account when determining the timing of equity awards in order to take advantage of a depressed stock price or an anticipated increase in stock price. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.
Our Compensation Committee generally grants annual equity awards, including stock option grants to our named executive officers, in the first quarter of each fiscal year. In addition, new hires receive stock option grants at the time of their hiring.
Equity Compensation Plan Information
The following table provides information as of December 31, 2025 with respect to our ordinary shares that may be issued under our existing equity compensation plans.
	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in first column)
Equity compensation plans approved by security holders(1)(2)	5,976,157	$6.28	3,248,605
Equity compensation plans not approved by security holders	—	—	—
Total	5,976,157	$6.28	3,248,605

(1)
Includes the following plans: our Share Award Plan 2021 (the “2021 Plan”) and the Enterprise Management Incentive Share Option Scheme (the “EMI Plan”).

(2)
As of December 31, 2025, a total of 9,224,762 ordinary shares of our common stock have been reserved for issuance pursuant to the 2021 Plan. The 2021 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2025, by 4% of the outstanding number of ordinary shares on the immediately preceding December 31 or such lesser number of shares as determined by the Compensation Committee. This number will be subject to adjustment in the event of a share split, share dividend or other change in our capitalization. The Company no longer makes grants under the EMI Plan.

AUDIT COMMITTEE REPORT
The Audit Committee oversees the accounting and financial reporting processes of Barinthus Biotherapeutics plc (the “Company”) and the audits of the Company’s financial statements, evaluates auditor performance, manages relations with the Company’s independent registered public accounting firm and evaluates policies and procedures relating to internal control systems. The Audit Committee operates under a written Audit Committee charter that has been adopted by the Board of Directors of the Company (the “Board”). All members of the Audit Committee currently meet the independence and qualification standards for Audit Committee membership set forth in the listing standards provided by the Nasdaq Stock Market LLC and the U.S. Securities and Exchange Commission (“SEC”), and the Board has determined that Mr. Wright is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K.
The Audit Committee members are not professional accountants or auditors. The members’ functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025. This review included a discussion of the quality and the acceptability of the Company’s financial reporting, including the nature and extent of disclosures in the financial statements and the accompanying notes. The Audit Committee also reviewed the progress and results of the testing of the design and effectiveness of its internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.
The Audit Committee also reviewed with PricewaterhouseCoopers LLP (“PwC”), our independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company’s financial reporting and discussed the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee has received the written disclosures and the letter from PwC required by the applicable requirements of the Public Company Accounting Oversight Board regarding the PwC’s communications with the Audit Committee concerning independence and has discussed with PwC their independence.
In addition to the matters specified above, the Audit Committee discussed with PwC the overall scope, plans and estimated costs of their audit. The Audit Committee met with PwC periodically, with and without management present, to discuss the results of PwC’s examinations, the overall quality of the Company’s financial reporting and PwC’s reviews of the quarterly financial statements, and drafts of the quarterly and annual reports.
In reliance on the reviews and discussions referred to above, and subject to the limitations of the Audit Committee’s role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee recommended to the Board that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
The Audit Committee of the Board of Directors of Barinthus Biotherapeutics plc
Robin Wright, Chair
Karen T. Dawes
Pierre A. Morgon

The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

DELIVERY OF PROXY MATERIALS
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including audited financial statements, accompanies this proxy statement. Copies of our Annual Report on Form 10-K and the exhibits thereto are available from the Company without charge upon written request of a shareholder. Copies of these materials are also available online through the SEC at www.sec.gov. The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including our Annual Report on Form 10-K and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Barinthus Biotherapeutics plc, 20400 Century Boulevard, Suite 210, Germantown, MD 20874, Attention: Corporate Secretary, telephone: +1 (443) 917-0966. If you want to receive separate copies of the proxy statement or Annual Report on Form 10-K in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

ADDITIONAL INFORMATION
U.K. Statutory Annual Accounts and Reports of the Board of Directors and Auditors of Barinthus Biotherapeutics plc for the fiscal year ended December 31, 2025
Consistent with its obligations under the U.K. Companies Act 2006, our Board of Directors will present at the Meeting our U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2025, which have been approved by and, where appropriate, signed on behalf of our Board of Directors and will be delivered to the Registrar of Companies in the United Kingdom following the Meeting. A copy of our U.K. statutory directors’ compensation report, including the annual report on compensation, is included as Annex A to this proxy statement. A complete copy of our U.K. statutory annual accounts and reports, including the statutory Board of Directors report, strategic report, and auditor’s report on our U.K. accounts will be available online at www.barinthusbio.com and on the website address designated on the Notice. You will be provided an opportunity to raise questions in relation to such accounts and reports at the Meeting. Full accounts and reports will be available for inspection prior to and during the Meeting.
Shareholders’ Rights to Call a General Meeting
Our shareholders have the right to call a meeting of our shareholders. The U.K. Companies Act 2006 generally requires the directors to call a general meeting once we have received requests to do so from shareholders representing at least 5% of our paid-up shares entitled to vote at a general meeting. The U.K. Companies Act 2006 generally prohibits shareholders of a U.K. public limited company from passing written resolutions. However, significant shareholders would, in any case, still have the power to call a general meeting and propose resolutions. These provisions are mandatory under the U.K. Companies Act 2006 and cannot be waived by our shareholders.
Shareholder Proposals for 2027 Annual General Meeting
Pursuant to Rule 14a-8 under the Exchange Act, in order to be considered for inclusion in our proxy statement for our 2027 annual general meeting of shareholders, shareholder proposals must be received by the Company at the Office of the Company Secretary, 20400 Century Boulevard, Suite 210, Germantown, MD 20874, no later than February 10, 2027, which is 120 calendar days before the anniversary of the date on which our proxy statement was released to shareholders in connection with the previous year’s annual general meeting. However, if the date of such annual general meeting is more than 30 calendar days from the date of the anniversary of the Meeting, then the notice must be received by our Company Secretary a reasonable time before we begin to print and send our proxy materials for the 2027 annual general meeting of shareholders. To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 3, 2027.
If a shareholder wishes to present a proposal at an annual general meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, such shareholder proposal must be received by the Company at the Office of the Company Secretary, 20400 Century Boulevard, Suite 210, Germantown, MD 20874, no later than 45 days before the anniversary of the date on which the Company first mailed its proxy materials for the prior year’s annual general meeting.
However, if the date of the annual general meeting is changed by more than 30 calendar days from the date of the anniversary of the prior year’s annual general meeting, the notice must be received by our Company Secretary within a reasonable time before we begin to print and send our proxy materials with respect to such annual general meeting. If a shareholder does not timely provide notice as described above, proxies solicited on behalf of our management for such annual general meeting will confer discretionary authority to vote with respect to any such matter, as permitted by the proxy rules of the SEC. Under section 338 of the U.K. Companies Act 2006, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require the Company to include such resolution in its notice of an annual general meeting. Provided the applicable thresholds are met, notice of the resolution must be received by the Company at the Office of the Company Secretary, 20400 Century Boulevard, Suite 210, Germantown, MD 20874, at least six weeks prior to the date of the annual general meeting, or, if later, at the time notice of the annual general meeting is delivered to shareholders.

Questions?
If you have any questions or need more information about the Meeting please write to us at:
Company Secretary
20400 Century Boulevard, Suite 210
Germantown, MD 20874

ANNEX A
DIRECTORS’ COMPENSATION REPORT
Annual Statement from the Chair of the Compensation Committee
This Report has been prepared in accordance with the relevant UK regulations (Schedule 8 to The Large and Medium-sized Companies and Groups (Accounts and Reports) Regulations 2008 (as amended)) and consists of:
•
The Directors’ Compensation Policy (the “Policy”), was approved at the Company’s 2025 Annual General Meeting and took effect immediately following its approval at the general meeting. The Policy will apply for three years from that date and shall replace the first directors’ compensation policy approved at the 2022 Annual General Meeting. The Policy continues to apply to all Executive Directors of the Company, including the Chief Executive Officer, and all Non-Executive Directors, including the Chair of the Board.

•
The Directors’ Compensation Report, which provides disclosures in relation to Directors’ compensation for the year ended 31 December 2025 and our approach to compensation for 2026. This will be subject to an advisory shareholder vote at the 2026 Annual General Meeting.

Compensation arrangements for Directors of the Company are determined by the Compensation Committee (the “Committee”) and are generally based on US standards and market conditions. Compensation arrangements are also disclosed in detail in the Compensation Discussion & Analysis section of the Company’s Proxy Statement, which is provided in line with relevant US regulations.
In respect of the year ended 31 December 2025, the Committee determined the annual cash bonus for the Chief Executive Officer, taking into account performance against corporate objectives as well as overall performance of the Company in the year. Highlights of business performance in the year are set out elsewhere in this Annual Report and Financial Statements. The Committee also approved the grant of a number of equity-based awards to Directors during the year, full details of which are provided within this Report. Overall, the Committee was satisfied that outcomes reflected performance in the year and no further discretion was exercised.
Dr. A Phillips
Chair of the Compensation Committee

Directors’ Compensation Policy
This part of the Directors’ Compensation Report sets out the Company’s Directors’ Compensation Policy (the “Policy”). The Policy was approved at the Company’s 2025 Annual General Meeting and was effective immediately following the general meeting. The Policy will apply for three years from that date and shall replace the first directors’ compensation policy approved at the 2022 Annual General Meeting.
The Policy is determined by the Committee taking into account the attraction and retention of key management personnel, the motivation of management to achieve the Company’s corporate goals and strategies, and the alignment of the interests of management with the long-term interests of the Company’s shareholders. In determining compensation policies and practices, the Committee follows a robust process taking into account the views of relevant stakeholders, while ensuring that any conflicts of interest are suitably managed.
Policy for Non-Executive Directors
Component	Purpose and link to strategy	Operation	Maximum opportunity	Performance measures
Fees	Designed to attract and retain high-calibre talent with fees provided within a market competitive range reflecting the individual, responsibilities of the role and expected time commitment.
Fees for Non-Executive Directors are reviewed by the Compensation Committee for onward recommendation to the Board.
An annual base fee is paid to all Non-Executive Directors, with additional fees paid for:
•
Service as the Non-Executive Chair of the Board

•
Chairing a Committee of the Board

•
Membership of a Committee of the Board

Additional fees may be paid to reflect additional responsibilities or roles, as appropriate.
Fees are normally paid in cash.
			Fee levels are set taking into account the responsibilities of the role and expected time commitment as well as appropriate market data. There is no maximum limit.	Not applicable.
Equity awards	Designed to attract and retain high-calibre talent. The granting of equity awards ensures the interests of our Non-Executive Directors are aligned with those of our shareholders.
Each Non-Executive Director is granted options upon their election to the Board (the “Initial Grant”). This Initial Grant will normally vest over a three-year period, subject to continued service, with one third vesting on the first anniversary of grant and the remainder vesting in equal monthly instalments over the following two years.

The Initial Grant may be over a number of shares equivalent to 0.1% of the Company’s issued share capital as of the date of grant.
The Annual Grant may be over a number of shares equal to 0.05% of the Company’s issued share capital as of the date of grant.
The Committee may adjust these grant levels if it considers
Not applicable.

Component	Purpose and link to strategy	Operation	Maximum opportunity	Performance measures

A further grant of options will be made annually to each Non-Executive Director who will continue in role following the annual general meeting (the “Annual Grant”). This Annual Grant will normally vest in full, subject to continued service, on the earlier of (i) the first anniversary of grant, or (ii) the next annual general meeting.
The Committee may determine that an alternative vesting profile shall be applied to either the Initial Grant and/or the Annual Grant.
appropriate taking into account any factors it deems relevant including, but not limited to, the responsibilities of the role and expected time commitment as well as appropriate market data.
Benefits	Designed to attract and retain high-calibre talent by offering benefits, where appropriate, which are relevant to the requirements of the role.	Non-Executive Directors may be reimbursed for out-of-pocket expenses (including any tax thereon). Other benefits may be provided if considered appropriate.	No maximum limit set, although where benefits are provided to Non-Executive Directors, they will be provided at a level considered to be appropriate taking into account the individual circumstances.	Not applicable.

Policy for Executive Directors
Component	Purpose and link to strategy	Operation	Maximum opportunity	Performance measures
Salary	Designed to attract and retain high-calibre talent to deliver the Company’s strategy. Reflects the responsibilities of the role as well as the individual’s skills, experience and performance.
The Committee shall review salaries at appropriate intervals, normally annually.
Salaries are set taking into account a number of factors including but not limited to:
•
Scope and responsibilities of the role

•
Skills and experience of the relevant individual

•
Individual and Company performance

•
Market competitiveness

•
General economic and market conditions

			There is no maximum salary or salary increase.	While no formal performance conditions apply, an individual’s performance in role is taken into account in determining any salary increase.
Benefits	Designed to attract and retain high-calibre talent by offering a competitive benefits package reflective of the local market.
Benefits currently include health, dental and vision insurance, short- and long-term disability cover and life insurance benefits.
Other benefits may be introduced if, in the opinion of the Committee, it is considered appropriate to do so, taking into account individual circumstances, the country of residence of a Director, the benefits available to other employees and the wider external market. This may include, in certain circumstances, the provision of relocation or expatriation benefits.
Out-of-pocket expenses (including any tax thereon) incurred in connection with an individual’s role may be reimbursed.
			The cost of the provision of benefits varies depending on the cost to the Company and there is no maximum limit set.	Not applicable.

Component	Purpose and link to strategy	Operation	Maximum opportunity	Performance measures
Retirement benefits	Designed to attract and retain high-calibre talent by offering a competitive means of saving to deliver appropriate income in retirement.
The Company’s current Chief Executive Officer, the only current Executive Director, participates, similar to other US employees of the Company, in a 401(k) Plan. Contributions to the 401(k) Plan are eligible for matching contributions from the Company.
The Company operates different pension arrangements in other jurisdictions in which it operates. If in future any other Executive Director (including any future Chief Executive Officer) were to be appointed to the Board, alternative pension arrangements may be provided.
			Under the 401(k) Plan, the Company will currently match contributions up to 5% of salary. The maximum for any future pension provision would be set at the time of an Executive Director’s appointment.	Not applicable.
Annual cash bonus	Designed to incentivise and reward for performance in the relevant year against targets and objectives linked to the delivery of the Company’s strategy.
The annual cash bonus is subject to the achievement of targets and objectives which are reviewed and set by the Committee at the start of each year.
The full amount of any bonus earned, which will be determined by the Committee following the year end, will ordinarily be paid in cash.
A bonus will be recovered, to the amount in excess, in the event that it has been earned on achievement of a financial reporting measure that is subsequently restated due to material noncompliance with financial reporting measures.

The annual cash bonus will not normally exceed 100% of base salary. Annual cash bonuses above this level may be provided if the Committee determined that exceptional circumstances apply.
For the Chief Executive Officer, the annual cash bonus opportunity is currently 60% of base salary.

Performance is normally measured over the financial year.
Performance measures and targets, including the weighting of such measures, are determined by the Committee each year taking into account the strategic priorities of the business.
The annual cash bonus will typically be subject to corporate objectives, which may be financial or strategic in nature. Individual objectives may also apply.
The Committee has discretion to amend the formulaic outcome should this not reflect the Committee’s assessment of overall business performance.

Component	Purpose and link to strategy	Operation	Maximum opportunity	Performance measures
Equity awards
Designed to ensure Executive Directors have an interest in the long-term success of the Company through the facilitation of share ownership.
Aligns the interests of Executive Directors with those of shareholders.

Under the Share Award Plan 2021 (the “2021 Plan”), the Committee may grant equity-based (or cash-based) awards to the Executive Directors.
Awards may be granted in the form of restricted share units, options, share appreciation rights or other share-based awards. The Committee will determine the type of equity award, if any, to be granted to Executive Directors, which may include a combination of different awards.
The Committee will determine the specific terms and conditions which govern that award, including:
•
the vesting period

•
the exercise period (if relevant)

•
the exercise price (if relevant)

•
whether any performance conditions will apply and if so, the performance targets

•
any other conditions and restrictions as it may determine

In respect of any option granted, the exercise period will not exceed ten years from the date of grant.
Equity awards will be recovered, to the amount in excess, in the event that it has been earned on achievement of a financial reporting measure that is subsequently restated due to material noncompliance with financial reporting measures.

Equity awards are granted at the discretion of the Committee and in accordance with the limits set out in the rules of the 2021 Plan.
The aggregate number of shares initially available for issuance of awards under the 2021 Plan was 3,675,680 Shares (the “Initial Limit”).
The 2021 Plan provides that the number of shares reserved and available for issuance under the 2021 Plan will automatically increase at the beginning of each financial year (beginning on 1 January 2022) by 4% of the outstanding number of ordinary shares at the end of preceding financial year, or such lesser number of shares as determined by the Committee (the “Annual Increase”).
The level of any grant of awards to Executive Directors will be determined by the Committee subject to the limits set out above.
Equity awards are not currently subject to the achievement of performance conditions. The Committee may determine that performance conditions will apply to future awards.

Component	Purpose and link to strategy	Operation	Maximum opportunity	Performance measures
All employee equity plans	Designed to encourage share ownership throughout the Company.
The Company currently operates an Employee Share Purchase Plan (“ESPP”) under which all eligible employees of the Company may purchase shares through payroll deductions. Executive Directors may participate in the ESPP in accordance with its rules and on the same basis as for other qualifying employees.
Executive Directors may participate in any other all employee equity plan as may be introduced from time to time. Any participation would be in accordance with the rules of the relevant plan and on the same basis as for other qualifying employees.

The limit on participation and the permitted discount of any purchased shares under the ESPP is set in accordance with the rules of the plan and as defined under relevant legislation.
The limit on participation and other relevant terms of any other all employee equity plan would be determined in accordance with the plan rules (and, where relevant, applicable legislation) and would be the same for the Executive Directors as for other relevant employees.
Not applicable.
Explanation of performance measures
The Committee determines performance measures that are appropriately stretching and linked to the delivery of the Company’s strategy. For the annual cash bonus, the Committee reviews and sets performance measures and targets at the start of each year based on the key strategic priorities and objectives of the business at that time.
No performance measures currently apply to equity awards. It is considered that the vesting and, where relevant, exercise period as well as delivery in shares provides alignment to the long-term success of the business. The Committee may determine that performance conditions apply to future awards. If this were to be the case, performance conditions would be determined by the Committee to support the Company’s long-term strategy and sustainable value creation.
The Committee may vary or substitute any performance measure if an event occurs which causes it to determine that it would be appropriate to do so (including to take account of acquisitions or divestments, a change in strategy or a change in prevailing market conditions), provided that any such variation or substitution is fair and reasonable and, in the opinion of the Committee, the change would not make the measure less demanding than the original measure would have been but for the event in question. If the Committee were to make such a variation, an explanation would be given in the next Directors’ Compensation Report.
Committee discretion
The Committee operates under powers delegated to it by the Board. In addition, it complies with rules that are either subject to shareholder or Board approval. The Committee has discretion in several areas of the Policy, which serves to ensure that the implementation of the remuneration policy is fair, both to shareholders and the individual Director. Where appropriate, the extent of such discretion is set out in the relevant rules and Policy and it also includes certain aspects of the operation and administration of the incentive arrangements in which Directors participate, including the award and payment of any annual cash bonus and the grant and associated terms and conditions of any equity awards. Use of any discretion in relation to equity awards will be in accordance with the terms of the relevant plan and subject to any relevant legislation.

The Committee reserves the right to make any compensation payments and/or payments for loss of office (including exercising any discretions available to it in connection with such payments) notwithstanding that they are not in line with the Policy where the terms of the payment were agreed (i) before the Company’s first shareholder-approved Directors’ Remuneration Policy came into effect; or (ii) at a time when the relevant individual was not a Director of the Company and, in the opinion of the Committee, the payment was not in consideration for the individual becoming a Director of the Company. For these purposes “payments” includes the Committee satisfying awards of variable compensation and, in relation to an equity award, the terms of the payment are “agreed” at the time the award is granted.
The Committee may make minor amendments to the Policy (for regulatory, exchange control, tax or administrative purposes or to take account of a change in legislation) without obtaining shareholder approval.
Illustrations of application of Remuneration Policy
The following chart provides an illustration, for the Chief Executive Officer (currently the only Executive Director), of the application of the Policy for the year ending 31 December 2026. The chart shows the split of remuneration between fixed pay and the annual cash bonus on the basis of minimum remuneration, remuneration receivable for performance in line with Company expectations and maximum remuneration. The bar chart below does not include any value for equity-based award remuneration. We do not believe it is possible to reasonably quantify the value that might result from outstanding options and other equity-based awards.
	Fixed pay	Annual cash bonus
Minimum performance	Base salary (being the latest known salary as of 1 January 2026), retirement benefits (being participation in the 401(k) Plan) and benefits	No bonus
Performance in line with expectations		Cash bonus equal to 30% of salary
Maximum performance		Cash bonus equal to 60% of salary
Approach to compensation on recruitment
When hiring a new Executive Director, the Committee will typically align the compensation package with the policy table above taking into account the skills, experience and country of residence of the relevant individual as well as broader considerations such as market competitiveness. The Committee may however include other elements of compensation, as described below, which it considers appropriate.
Base salary will be set at a level appropriate to the role and the experience of the Executive Director being appointed. This may include agreement on future increases, in line with increased experience and / or responsibilities, subject to satisfactory performance, where it is considered appropriate. Benefits, including retirement benefits, will be provided in line with the policy table above and to reflect the local market. Where an Executive Director is required to relocate in order to take up the position, relocation benefits may be provided.
The maximum annual cash bonus will be in line with the approach outlined in the policy table above. Any equity award will be granted at the discretion of the Committee and in line with the policy table above.
In addition to the above, the Committee may make payments or awards to a new Executive Director to replace compensation arrangements forfeited in connection with leaving a previous employer (“replacement awards”). The Committee may, at its discretion, deem it appropriate to make an additional recruitment award (payable in either cash or equity) to a new Executive Director in order to attract an individual of the required calibre. Such a recruitment award would be subject to such terms and conditions as the Committee determines.
The maximum level of variable compensation that may be awarded on an ongoing basis to a new Executive Director (including the annual cash bonus and any equity awards) would be determined by the Committee on appointment. This would not include any amounts paid in relation to replacement awards or recruitment awards, which would be determined at the discretion of the Committee.
Where a position is filled internally, any ongoing compensation obligations or outstanding variable compensation will continue to be honoured in accordance with their terms.
Compensation for a newly appointed Non-Executive Director will be in line with the policy table above. In terms of equity awards, the Initial Grant will be made upon their election to the Board.
Service contracts and policy on payments for loss of office
Service contracts and letters of appointment are available for inspection at the Company’s registered office.
Non-Executive Directors
All Non-Executive Directors have letters of appointment with the Company which, subject to annual re-election by the Company’s shareholders at the AGM, provides for an initial tenure of office of three years from the date of commencement (the “Initial Period”). Thereafter, tenure of office shall continue until terminated on one month’s notice by either the Non-Executive Director or the Company.
Non-Executive Director	Service agreement Commencement Date	Appointment date	Unexpired tenure as at 31 December 2025
Robin Wright	2 August 2018	31 March 2021 Reappointed on 10 May 2024	Rolling period on reappointment
Karen Dawes	1 March 2021	31 March 2021 Reappointed on 11 May 2023	Rolling period on reappointment
Alex Hammacher	31 December 2019	31 March 2021 Reappointed on 10 May 2024	Rolling period on reappointment
Dr. Anne Phillips	1 March 2021	31 March 2021 Reappointed on 11 May 2023	Rolling period on reappointment
Pierre A Morgon	4 December 2017	31 March 2021 Reappointed on 10 June 2025	Rolling period on reappointment
Dr. Joseph Scheeren	22 March 2021	31 March 2021 Reappointed on 10 June 2025	Rolling period on reappointment
On termination of appointment, a Non-Executive Director will not be entitled to any compensation for loss of office save that in the event their tenure of office is terminated by the Company (other than in certain circumstances including those related to gross misconduct and a material breach of the terms of their letter of appointment) at a date earlier than the Initial Period. In such circumstances, a Non-Executive

Director would normally be entitled to the continued payment of their fees, on the same basis had they continued in office until the end of the Initial Period.
Equity awards to Non-Executive Directors vest subject to continued service as a director. Therefore, on termination of appointment, any unvested equity awards granted to a Non-Executive Director would lapse. The exercise period for any vested but unexercised options would be reduced, unless otherwise determined, to twelve months from the date of cessation of office.
Executive Directors
Executive Directors typically have employment agreements under which, other than by termination in accordance with the terms of these agreements, employment continues indefinitely. The notice period for Executive Directors would not exceed twelve months.
Mr. William Enright is the only current Executive Director. He has been our Chief Executive Officer and a member of our board of directors since August 2019. He was appointed as an Executive Director on 22 March 2021 and entered into a new employment agreement with the Company on 12 April 2021, which was effective upon the closing of the Company’s initial public offering in May 2021. Mr. William Enright was re-appointed as a director on 10 May 2024 in accordance with the Company’s re-election requirements in its articles of association.
Generally, in the event of termination of employment, an Executive Directors’ service agreement would provide for continued payment of base salary and benefits for the duration of the notice period. The Company may elect to make a payment in lieu of notice, either in monthly instalments or as a lump sum, equivalent in value to base salary and benefits for any unexpired portion of the notice period.
In addition, in the case of Mr. William Enright, his employment agreement provides that if he is participating in the Group health plans immediately prior to his termination and elects the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) health continuation, continuation of such group health coverage will be at the same rate as if he were an active employee, until the earliest of (i) the twelve month anniversary of his termination; (ii) he becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (iii) the cessation of his continuation rights under COBRA.
In respect of any variable compensation, treatment on termination of employment would be as set out below. Equity awards would be treated in accordance with the rules of the relevant plan.
Annual cash bonus
Payment of any bonus will be determined by the Committee taking into account the terms of the relevant employment agreement. Payment will also consider the circumstances of the relevant individual’s departure and contribution to the business during the relevant financial year as well as their time in role.
In the case of Mr. William Enright, his employment agreement provides that, in certain circumstances, if his termination of employment occurs following completion of the calendar year but prior to payment of the annual cash bonus, he would be entitled to receive such bonus.

Equity awards
If an Executive Director ceases employment with the Group before the release date of a restricted share unit or the exercise of an option or share appreciation right, as a result of death or any other reason other than by reason of misconduct, to the extent that the award had not previously vested, it would vest and be released to the individual (or in the case of an option of share appreciation right, shall become exercisable) to the extent determined by the Committee, which may take into account such factors as it considers appropriate including (but not limited to):
•
the proportion of the period that has elapsed between the grant date and date when the award (or part of the award) would have vested had the participant remained in employment; and

•
the extent to which any conditions applying to the award (e.g., performance conditions) have been met.

The exercise period for any vested but unexercised option or share appreciation right would be reduced, unless otherwise determined, to twelve months from the date of cessation of employment.
If a Participant ceases to be a director or employee of a Group by reason of misconduct, before the release date of a restricted share unit or the exercise of an option or share appreciation right, the award, whether vested or not, shall lapse immediately.

The Company may also pay an amount considered to be reasonable by the Committee in respect of fees for legal and/or professional advice in connection with their cessation of office or employment of a departing Director and/or for outplacement support. The Committee reserves the right to make additional payments on termination of employment including where such payments are made in good faith in discharge of an existing legal obligation (or by way of damages for breach of such obligation) or by way of settlement or compromise of any claim arising in connection with the termination of a Director’s office or employment.
Change of control
The rules of the Company’s equity plans also make provision for the treatment of awards in respect of corporate activity, including a change of control of the Company. In such circumstances, the Committee would act in accordance with the rules of the relevant plan and the terms of specific awards, and may take into account such factors as it considers appropriate including (but not limited to) the proportion of the period that has elapsed between the grant date and date when the award (or part of an award) would have vested, and the extent to which any conditions applying to the award have been met.
In the case of Mr. William Enright, his employment agreement provides that, in lieu of the payments described above in respect of salary, benefits, and annual cash bonus, in the event that Mr. William Enright’s employment is terminated by the Company without cause or he resigns for good reason, in either case within twelve months following a change in control, subject to the execution and effectiveness of a general release of claims in the Company’s favour, he will be entitled to receive:
•
a lump sum cash payment equal to 1.5 times the sum of his then-current base salary (or his base salary in effect immediately prior to the change in control, if higher) plus his annual target bonus for the then-current year (or the annual target bonus in effect immediately prior to the change in control, if higher); and

•
continuation of group health coverage (provided he is participating in the group health plans immediately prior to his termination and elects COBRA health continuation) at the same rate as if he were an active employee, until the earliest of (i) the eighteenth month anniversary of his termination; (ii) he becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (iii) the cessation of his continuation rights under COBRA.

Mr. William Enright’s employment agreement further provides that in the event Mr. William Enright’s employment is terminated by us without cause or Mr. Enright resigns for good reason, in either case within twelve months following a change in control, then any outstanding time-based equity awards shall immediately accelerate and become fully vested and exercisable or non-forfeitable on the date of termination.
Policy for the remuneration of employees and consideration of employment conditions elsewhere in the Company
The Company aims to provide all employees with a remuneration package that is competitive and which is appropriate to promote the long-term success of the Company, while not paying more than is necessary. Generally, all employees will receive a base salary, benefits and a discretionary bonus subject to performance. In respect of the Executive Director and other members of the senior management team, the compensation package is more heavily weighted towards variable pay and a greater proportion is delivered in equity. The Employee Share Purchase Plan, in which the majority of the Company’s employees can participate, was introduced to encourage share ownership throughout the Company.
The Committee does not formally consult with employees when determining Executive Director compensation, but does consider compensation arrangements for the broader employee population when setting the pay for the Executive Director, for example, the employee salary budget.
Consideration of shareholder views
This Policy was voted on by the Company’s shareholders at the Company’s 2025 Annual General Meeting. It shall take effect immediately following its approval at the general meeting and shall replace the first policy approved by shareholders at the 2022 Annual General Meeting. The views of the Company’s shareholders are important, and the Committee welcomes any feedback from shareholders or their advisors on the Company’s remuneration arrangements. Any feedback received will be considered by the Committee as it develops the Company’s remuneration framework and practices going forward.
Directors’ Compensation Report
The Directors’ Compensation Report, was subject to an advisory shareholder vote at the 2025 Annual General Meeting, sets out the compensation of the Executive Directors and Non-Executive Directors for the year ended 31 December 2025 as well as providing details on how the Policy will be implemented for the year ended 31 December 2025.
Where required, certain sections of this Report have been audited by the Company’s external auditors, PricewaterhouseCoopers LLP, and this is indicated where appropriate.
Compensation Committee
The members of the Committee are Dr. Anne Phillips, who chairs the Committee, Robin Wright, and Dr. Joseph Scheeren. All members of the Committee are Non-Executive Directors and considered independent, as defined in the applicable NASDAQ rules. The Committee met 3 times during the year ended 31 December 2025. The attendees of the Compensation Committee meetings in 2025 were as follows:
Director	Attendance
Dr. Anne Phillips	3 of 3
Robin Wright	3 of 3
Joseph Scheeren	2 of 3
The primary objective of the Committee is to develop and implement compensation policies and plans that ensure the attraction and retention of key management personnel, the motivation of management to achieve the Company’s corporate goals and strategies, and the alignment of the interests of management with the long-term interests of the Company’s shareholders. Key functions of the Committee include:
•
annually reviewing and approving the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation determine and approve the Chief Executive Officer’s compensation;

•
reviewing and approving the compensation of our other officers;

•
reviewing and establishing our overall management compensation, philosophy and policy;

•
overseeing and administering our compensation and similar plans;

•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable NASDAQ rules;

•
reviewing and recommending to the board of directors our policies and procedures for the grant of equity-based awards;

•
reviewing and recommending to the board of directors the compensation of our directors;

•
preparing our compensation committee report if and when required by SEC rules;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement; and

•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Single total figure of compensation (audited)
The following table sets out the single total figure of compensation for Executive and Non-Executive Directors of the Company for the year ended 31 December 2025 and 2024, respectively.
	Period	Salary and fees(1)(2) ($’000)	Taxable benefits(3) ($’000)	Annual cash bonus(4) ($’000)	Long-term equity awards(5) ($’000)	Pension(6) ($’000)	Total ($’000)	Total fixed(7) ($’000)	Total variable(7) ($’000)
Executive Director
William Enright	2025	653	30	—	—	18	701	701	—
	2024	634	30	305	—	17	986	681	305
Non-Executive Directors
Robin Wright	2025	92	—	—	—	—	92	92	—
	2024	89	—	—	—	—	89	89	—
Karen Dawes	2025	56	—	—	—	—	56	56	—
	2024	54	—	—	—	—	54	54	—
Alex Hammacher	2025	42	—	—	—	—	42	42	—
	2024	41	—	—	—	—	41	41	—
Dr. Anne Phillips	2025	55	—	—	—	—	55	55	—
	2024	54	—	—	—	—	54	54	—
Pierre A Morgon	2025	61	—	—	—	—	61	61	—
	2024	59	—	—	—	—	59	59	—
Dr. Joseph Scheeren	2025	54	—	—	—	—	54	54	—
	2024	52	—	—	—	—	52	52	—

(1)
Mr. William Enright’s annual base salary increased to $653,432 on 1 January 2025 as a result of the annual review process.

(2)
Non-Executive Directors are paid in Pound Sterling. These values have been converted to US Dollars using the average exchange rate of £0.7584 to $1.00 in 2025, and the average exchange rate of £0.7824 to $1.00 in 2024.

(3)
Taxable benefits for Mr. William Enright relate solely to the provision of health insurance.

(4)
The figure in the table above reflects the actual amount earned by Mr. William Enright in the period presented. The bonus amount was paid in February of the subsequent year.

(5)
There were no performance obligations linked to the long-term equity awards. The value of long-term equity awards in the table is based on the market value of the underlying shares at the grant date, less the applicable exercise price, which is nil because the exercise price is equal to the market value of the underlying shares are at the date of grant.

(6)
Mr. William Enright participates in a 401(k) Plan under which he receives matching contributions from the Company.

(7)
Total fixed compensation is the aggregate value of salary / fees, taxable benefits and pension. Total variable compensation is the aggregate value of any annual cash bonus and long-term equity awards.

Annual cash bonus for the year ended 31 December 2025
For the year ended 31 December 2025, Mr. William Enright was eligible for an annual cash bonus based on performance against a range of corporate and personal objectives. These objectives were determined by the Committee taking into account the strategic priorities of the business at the start of the financial year. Corporate objectives related to securing a meaningful M&A or licensing deal, effectively executing the strategy re-prioritisation, achieving milestones on clinical trials and progressing innovation in immune tolerance
Following the year end, the Committee considered performance against each of the corporate objectives, and overall, it was determined that the annual cash bonus would not pay out in respect of performance in the year.
The Chief Executive Officer’s maximum annual cash bonus opportunity is based on 60% of salary for the year ended 31 December 2025, and the overall outcome is reflected in the value included in the ‘single total figure of compensation’ table above.
The Non-Executive Directors do not receive annual cash bonus awards.
Scheme interests granted in the year ended 31 December 2025 (audited)
Executive Director
The Executive Director was granted an award of options which will vest over a three-year period, subject to continued service only, vesting in three equal annual instalments from the anniversary of the vesting date.
Executive Director	Grant date	Type of scheme interest awarded	Number of scheme interests awarded	Exercise price ($)	Face value of award ($’000)	Vesting period	Percentage vesting at end of vesting period
William Enright	3 February 2025	Options	600,000	1.00	600	3 years ending 3 February 2028	100%
Non-Executive Directors
Each Non-Executive Director was granted an award of options which will vest over a one-year period, subject to continued service only.
Director	Grant date	Type of scheme interest awarded	Number of scheme interests awarded	Exercise price ($)	Face value of award ($’000)	Vesting period	Percentage vesting at end of vesting period
Robin Wright	10 June 2025	Options	20,174	1.00	20	1 year ending 10 June 2026	100%
Karen Dawes	10 June 2025	Options	20,174	1.00	20	1 year ending 10 June 2026	100%
Alex Hammacher	10 June 2025	Options	20,174	1.00	20	1 year ending 10 June 2026	100%
Dr. Anne Phillips	10 June 2025	Options	20,174	1.00	20	1 year ending 10 June 2026	100%
Pierre A Morgon	10 June 2025	Options	20,174	1.00	20	1 year ending 10 June 2026	100%
Dr. Joseph Scheeren	10 June 2025	Options	20,174	1.00	20	1 year ending 10 June 2026	100%

Statement of Directors’ shareholding and share interests (audited)
The share interests of Directors and their connected persons at 31 December 2025 are set out in the following table. No performance conditions apply to any share interests awarded to Directors.
	Shareholding at 31 December 2025	Unvested shares	Unvested options	Vested but unexercised options	Options exercised in the year
Executive Director
William Enright	1,243,377	—	1,042,653	977,063	—
Non-Executive Directors
Robin Wright	48,256	—	20,174	112,039	—
Karen Dawes	1,700	—	20,174	91,645	—
Alex Hammacher	3,000	—	20,174	91,645	—
Dr. Anne Phillips	3,000	—	20,174	91,645	—
Pierre A Morgon	10,506	—	20,174	112,039	—
Dr. Joseph Scheeren	23,000	—	20,174	91,645	—
Payment to past directors and for loss of office (audited)
There have been no payments made to former directors and no payments made for loss of office during the financial year ended 31 December 2025 (2024: nil).
External directorships of Executive Director
The following external directorships were reviewed and agreed by the board of directors.
In February 2023, the CEO was appointed as a non-executive director of BullFrog AI, Inc.
In March 2024, the CEO was appointed as an advisory board member of GenousAI.
Performance graph and table
The following chart shows the Company’s performance as measured by total shareholder return (“TSR”) compared with the performance of the SPDR S&P BIOTECH ETF. The SPDR S&P BIOTECH ETF has been chosen as it provides a comparison to companies in the biotechnology sector with a similar market capitalisation to the Company. TSR is the measure of the returns that the Company has provided for its shareholders, reflecting share price movements and assuming reinvestment of dividends.

A table, accompanying the chart, sets out the total compensation for the Chief Executive Officer over the same period.

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Barinthus Bio
SPDR S&P BIOTECH ETF

2025
Executive Director	Mr. William Enright
Single total figure of compensation ($’000)	701
Annual cash bonus pay-out (% of maximum)	0%
Long-term equity award vesting(1) (% of maximum)	100%

(1)
Equity awards granted in the year are not subject to future performance conditions.

Chief Executive Officer pay ratio
The Company has 4 employees in the UK as of 31 December 2025, and therefore falls below the threshold of 250 employees for the requirement to disclose the Chief Executive Officer pay ratio.
Relative importance of spend on pay
The table below sets out the actual spend on pay for all employees and research and development expenses.
	Year ended 31 December 2025	Year ended 31 December 2024	% Change
Employee costs ($’000)	14,748	24,973	(41)%
Research and development expenses ($’000)	25,564	42,236	(39)%

Percentage change in compensation of directors and employees
The table below illustrates the increase in salary, benefits and annual bonus for the executive director, the non-executive directors as a whole and that of the Company’s employees as a whole between the financial year ended 31 December 2025 and 2024, respectively.
	Base Salary	Annual bonus	Taxable benefits
CEO	3%	-100%	—
Non-executive directors	—	—	—
Average percentage change for all employees(1)	464%	-100%	371%

(1)
Average percentage change for all employees is calculated based on the number of employees as at 31 December 2025 and 2024, respectively.

Implementation of the Directors’ Compensation Policy for the year ending 31 December 2026
There have been no significant changes in the way that the compensation policy will be implemented in the 2026 financial year compared to how it was implemented in the 2025 financial year. There have been no deviations from the procedures for the implementation of the compensation policy set out in that policy.
Executive Director
Salary — The Committee reviewed Mr. William Enright’s salary and there was no change made for the year ending 31 December 2026. Salary for the year remains at $653,432.
Benefits — Benefits, including retirement benefits, will continue to be provided in line with the Directors’ Compensation Policy in 2026.
Annual cash bonus — The overall annual cash bonus framework will be consistent with prior year, with any payment to Mr. William Enright based on performance against a range of corporate objectives. Mr. William Enright’s maximum annual cash bonus opportunity remains at 60% of salary.
Equity awards — There have been no grants of options to Mr. William Enright in 2026.
Non-Executive Directors
Annual fees for Non-Executive Directors for 2026 are presented below:
Annual Retainer for Board Membership
Annual service on the Board of Directors	£32,000
Additional compensation for service as Non-Executive Chair of the Board	£20,000
Additional Annual Retainer for Committee Membership
Annual service as Chair of the Audit Committee	£13,000
Annual service as member of the Audit Committee (other than Chair)	£6,500
Annual service as Chair of the Compensation Committee	£10,000
Annual service as member of the Compensation Committee (other than Chair)	£5,000
Annual service as Chair of the Nomination and Corporate Governance Committee	£8,000
Annual service as member of the Nomination and Corporate Governance Committee (other than Chair)	£4,000
In addition, in line with the Directors’ Compensation Policy, a grant of options will be made to each Non-Executive Director who will continue in role following the 2026 Annual General Meeting. Full details of these awards will be made in next year’s Director’ Compensation Report.

BNY: PO BOX 505006, Louisville, KY 40233-5006 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Barinthus Biotherapeutics plc 2026 Annual General Meeting To be Held on Thursday, July 2, 2026 at 2:30 p.m. London Time (9:30 a.m. Eastern Time) For Holders of American Depositary Shares of Record as of June 10, 2026 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 5:00 p.m. London Time (12:00 p.m. Eastern Time) on Friday, June 26, 2026 Internet: www.proxypush.com/BRNS • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-855-782-8499 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Barinthus Biotherapeutics plc Instructions to THE BANK OF NEW YORK MELLON CORPORATION, as Depositary (Must be received prior to 5:00 p.m. London Time (12:00 p.m. Eastern Time) on June 26, 2026) The reverse side registered owner of American Depositary Shares (“Shares”) hereby requests and instructs The Bank of New York Mellon Corporation, as Depositary, through its custodian (“Agent”), to endeavor, in so far as practicable, to vote or cause to be voted the ordinary shares in custody (“Deposited Securities”) represented by such Share(s) of Barinthus Biotherapeutics plc, registered in the name on the reverse side on the books of the Depositary as of the close of business on Wednesday, June 10, 2026 at the Annual General Meeting of Barinthus Biotherapeutics plc to be held on Thursday, July 2, 2026, in respect of the resolutions specified on the reverse hereof. NOTES: 1. Instructions as to voting on the specified resolutions should be indicated by an “X” in the appropriate box. 2. The Depositary shall not vote or attempt to exercise the right to vote that attaches to the Shares of Deposited Securities other than in accordance with such instructions. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Barinthus Biotherapeutics plc 2026 Annual General Meeting Please make your marks like this: PROPOSAL YOUR VOTE FOR AGAINST ABSTAIN 1. To re-elect as a director Karen T. Dawes, who retires by rotation in accordance with the Company's Articles of Association. 2. To re-elect as a director Anne M. Phillips, who retires by rotation in accordance with the Company's Articles of Association. 3. To re-appoint PricewaterhouseCoopers LLP, as U.K. statutory auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders. 4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. 5. To authorize the Audit Committee to determine the Company's auditors' remuneration for the fiscal year ending December 31, 2026. 6. To receive the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2025 and to note that the Company's directors do not recommend the payment of any dividend for the fiscal year ended December 31, 2025. 7. To receive and approve on an advisory basis the Company's U.K. statutory directors' compensation report for the fiscal year ended December 31, 2025. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date

BARINTHUS BIOTHERAPEUTICS PLC
Form of Proxy for the 2026 Annual General Meeting
This proxy is solicited by the Board of Directors
I/We,
(name in full in block capitals)
of                               being a member/members of Barinthus Biotherapeutics plc (the “Company”) hereby appoint the Chair of the meeting (see note 1 below) as my/our proxy to attend, speak and vote for me/us and on my/our behalf in relation to all ordinary shares of the Company that I/we am/are entitled to vote (unless otherwise specified in accordance with note 6 below) at the Annual General Meeting of the Company to be held at Goodwin Procter (UK) LLP, 100 Sancroft, 10-15 Newgate Street, London, EC1A 7AZ on Thursday, July 2, 2026 at 2:30 pm (London Time) and at any adjournment thereof, on the following resolutions as indicated by an ‘X’ in the appropriate box:
Ordinary Resolutions	For	Against	Withheld (See note 9)
To re-elect as a director, Karen T. Dawes, who retires by rotation in accordance with the Company’s Articles of Association	☐	☐	☐
To re-elect as a director, Anne M. Phillips, who retires by rotation in accordance with the Company’s Articles of Association	☐	☐	☐
To re-appoint PricewaterhouseCoopers LLP as U.K. statutory auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders	☐	☐	☐
To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026	☐	☐	☐
To authorize the Audit Committee to determine the Company’s auditors’ remuneration for the fiscal year ending December 31, 2026	☐	☐	☐
To receive the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2025 and to note that the Company’s directors do not recommend the payment of any dividend for the fiscal year ended December 31, 2025	☐	☐	☐
To receive and approve on an advisory basis the Company’s U.K. statutory directors’ compensation report for the fiscal year ended December 31, 2025	☐	☐	☐
Signature	Dated	2026
Notes:
1.
You may if you wish strike out the words “Chair of the meeting” and insert the name of some other person to act as your proxy in the space provided. All amendments to this form must be initialed. If you sign and return this form with no name inserted in the space the Chair of the meeting will be deemed to be your proxy. A proxy need not be a member of the Company but must attend the Meeting. Where someone other than the Chair is appointed as a proxy the member appointing him/her is responsible for ensuring that they attend the Meeting and are aware of his/her voting intentions. If a member wishes his/her proxy to speak on his/her behalf at the Meeting, he/she will need to appoint someone other than the Chair and give his/her instructions directly to them.

2.
A member entitled to attend, speak and vote at the Meeting is entitled to appoint a proxy or proxies to exercise all or any of his/her rights to attend, speak and to vote at the Meeting instead of him/her. A proxy can only be appointed by following the procedure set out in these notes and the notes to the Notice of Annual General Meeting.

3.
Completion and return of a form of proxy will not preclude a member from attending, speaking and voting at the Meeting or any adjournment thereof in person. If a proxy is appointed and the member attends the Meeting in person the proxy appointment will automatically be terminated.

4.
To be valid this form of proxy must be completed and lodged with the Registrars of the Company, Computershare, The Pavilions, Bridgwater Road, Bristol BS99 6ZY, United Kingdom not less than 48 hours (excluding non-business days) before the time fixed for the Meeting and in the event of adjournment not less than 48 hours (excluding non-working days) before the time fixed for the Meeting together with, if appropriate, the power of attorney or other authority (if any) under which it is signed or a notarially certified or office copy of such power or authority. In the case of a member which is a company, the proxy form must be executed under its common seal or signed on its behalf by an officer of the company or an attorney for the company.

5.
In the case of joint holders, signature of any one holder will be sufficient, but the names of all the joint holders should be stated. The vote of the senior holder who tenders the vote whether in person or by proxy will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in the Company’s relevant register or members for the certificated or uncertificated shares of the Company (as the case may be) in respect of the joint holding.

6.
A member may appoint more than one proxy provided each proxy is appointed to exercise rights attached to different shares. A member may not appoint more than ones proxy to exercise rights attached to any one share. To appoint more than one proxy, please sign and date the form of proxy and attach a schedule listing the names and addresses (in block letters) of all of your proxies, the number of shares in respect of which each proxy is appointed (which, in aggregate, should not exceed the number of shares held by you) and indicating how you wish each proxy to vote or abstain from voting. If you wish to appoint the Chair as one of your multiple proxies, simply write “the Chair of the Meeting”.

7.
If a member submits more than one valid proxy appointment, the appointment received last before the latest time for the receipt of proxies will take precedence.

8.
The appointment under this form of proxy may be terminated by the member prior to the commencement of the meeting (or any adjournment of the meeting). This can be done by (i) mailing a revised form of proxy dated later than the prior form of proxy or (ii) notifying the Company Secretary in writing that you are revoking your proxy. Your revocation must be received at our registered office before the Meeting to be effective. To be valid, the notice of termination of the authority of the person appointed to act as proxy must be deposited at the offices of the Company’s registrar, Computershare, The Pavilions, Bridgwater Road, Bristol BS99 6ZY, United Kingdom not less than 48 hours (not including non-business days) before the time fixed for the holding of the Annual General Meeting or any adjournment thereof (as the case may be).

9.
Please indicate with an “X” in the appropriate boxes how you wish your votes on the resolutions to be cast. Unless otherwise instructed, your proxy may vote or abstain from voting as he/she thinks fit. The vote “Withheld” option is to enable you to abstain on any particular resolution. A withheld vote is not a vote in law, which means that the vote will not be counted in the calculation of votes for or against the resolution.

10.
You may not use any electronic address provided in this proxy form to communicate with the Company for any purposes other than those expressly stated.

11.
Only those members registered in the register of members of the Company at 6:30 p.m. London Time (1:30 p.m. Eastern Time) on June 30, 2026 will be entitled to attend and vote (whether in person or by proxy) at the Annual General Meeting in respect of the number of ordinary shares registered in their name at the time.

The shares represented by this proxy, when properly executed, will be voted in accordance with the specifications indicated herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.